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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SYNTA PHARMACEUTICALS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 30, 2010

Dear Stockholder,

        You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Synta Pharmaceuticals Corp. to be held at 9:00 a.m. EST on Thursday, June 17, 2010, at our offices at 45 Hartwell Avenue, Lexington, Massachusetts 02421. The attached notice of annual meeting and proxy statement describe the business we will conduct at the annual meeting and provide information about us that you should consider when you vote your shares.

        At the annual meeting, two persons will be elected to our Board of Directors. In addition, we will ask stockholders to approve our Amended and Restated 2006 Stock Plan for purposes of complying with Section 162(m) of the Internal Revenue Code, and ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.

        We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card, or to complete your proxy by telephone or via the Internet, promptly in accordance with the instructions set forth on the card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

        Thank you for your ongoing support of Synta Pharmaceuticals Corp. We look forward to seeing you at the annual meeting.

Sincerely,

Safi R. Bahcall, Ph.D. President and Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE CAST YOUR VOTE PROMPTLY.

SYNTA PHARMACEUTICALS CORP.
NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TIME:	9:00 a.m. EST
DATE:	Thursday, June 17, 2010
PLACE:	The offices of Synta Pharmaceuticals Corp. 45 Hartwell Avenue, Lexington, MA 02421

PURPOSES:

1.
To elect two directors to serve three-year terms expiring in 2013.

2.
To approve our Amended and Restated 2006 Stock Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended.

3.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

4.
To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

You may vote if you were the record owner of Synta Pharmaceuticals Corp. common stock at the close of business on April 20, 2010. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, you are requested to complete, sign, date and return the enclosed proxy card, or to complete your proxy by telephone or via the Internet in accordance with the instructions on the proxy card, as soon as possible in accordance with the instructions on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Wendy E. Rieder, Esq. Secretary

April 30, 2010

Page
GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
Why Did I Receive this Proxy Statement?	1
Who Can Vote?	1
How Many Votes Do I Have?	1
How Do I Vote?	1
How Does the Board of Directors Recommend That I Vote on the Proposals?	2
May I Change or Revoke My Proxy?	2
What if I Receive More Than One Proxy Card?	3
What is the Effect of Not Returning My Proxy or Casting My Vote?	3
What Vote is Required to Approve Each Proposal and How are Votes Counted?	4
Is Voting Confidential?	5
Who is Paying for the Costs of Soliciting these Proxies?	5
What Constitutes a Quorum for the Meeting?	5
Householding of Annual Disclosure Documents	5
Electronic Delivery of Company Stockholder Communications	5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
MANAGEMENT AND CORPORATE GOVERNANCE	9
The Board of Directors	9
Director Independence	11
Committees of the Board of Directors and Meetings	11
Board Leadership Structure	15
Our Board of Director's Role in Risk Oversight	15
Stockholder Communications to the Board	15
Executive Officers	16
COMPENSATION DISCUSSION AND ANALYSIS	18
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	28
Summary Compensation Table	28
2009 Grants of Plan-Based Awards	29
Outstanding Equity Awards at 2009 Fiscal Year-End	33
2009 Option Exercises and Stock Vested	34
Pension Benefits	35
Nonqualified Deferred Compensation	35
Potential Payments Upon Termination or Change of Control	35
Director Compensation	41
Risks Related to Compensation Practices and Policies	44
EQUITY COMPENSATION PLAN INFORMATION	45
COMPENSATION COMMITTEE REPORT	45
REPORT OF AUDIT COMMITTEE	46
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	46
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	47
PROPOSAL NO. 1—ELECTION OF DIRECTORS	49
PROPOSAL NO. 2—APPROVAL OF THE AMENDED AND RESTATED 2006 STOCK PLAN FOR PURPOSES OF COMPLYING WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED	50
PROPOSAL NO. 3—INDEPENDENT PUBLIC ACCOUNTANTS	58
CODE OF CONDUCT AND ETHICS	61
OTHER MATTERS	61
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	61
APPENDIX A—AMENDED AND RESTATED 2006 STOCK PLAN	A-1

i

SYNTA PHARMACEUTICALS CORP.
45 HARTWELL AVENUE
LEXINGTON, MA 02421
(781) 274-8200

PROXY STATEMENT FOR THE SYNTA PHARMACEUTICALS CORP.
2010 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did I Receive this Proxy Statement?

        You received this proxy statement and the enclosed proxy card because Synta Pharmaceuticals Corp.'s Board of Directors is soliciting your proxy to vote at the 2010 Annual Meeting of Stockholders to be held at 9:00 a.m. EST on Thursday, June 17, 2010 at the offices of Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, Massachusetts 02421, and any adjournments of the annual meeting. This proxy statement along with the accompanying notice of annual meeting summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

        On or about May 7, 2010, we will begin sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, we are also sending along with this proxy statement, our 2009 annual report, which includes our financial statements for the fiscal year ended December 31, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JUNE 17, 2010:

        The proxy statement and annual report to security holders are available for viewing, printing and downloading at the "Investors—Annual Meeting Materials" section of our website at www.syntapharma.com and through the following link: http://ir.syntapharma.com/phoenix.zhtml?c=147988&p=proxy.

 Who Can Vote?

        Only stockholders who owned our common stock at the close of business on April 20, 2010 are entitled to vote at the annual meeting. On this record date, there were 40,485,698 shares of our common stock outstanding and entitled to vote. Common stock is our only class of voting stock.

        You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. For instructions on how to change or revoke your proxy, see "May I Change or Revoke My Proxy" below.

How Many Votes Do I Have?

        Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

        Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your "proxies," will vote your shares in the manner you indicate. You may specify whether your shares should be voted for either, both or neither of the nominees for director or withheld from either or both of the nominees for director and whether your shares should be voted for, against or to abstain with respect to each of the other proposals.

Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare, or you have stock certificates registered in your name, you may vote:

  •
  By mail.  Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

  •
  By Internet or by telephone.  Follow the instructions on the proxy card to vote by Internet or telephone.

  •
  In person at the meeting.  If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

        Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 1:00 a.m., Central Time, on June 17, 2010.

        If your shares are held in "street name" (held in the name of a bank, broker or other nominee), you must provide the bank, broker or holder of record with instructions on how to vote your shares and can do so as follows:

  •
  By Internet or by telephone.  Follow the instructions you receive from your broker to vote by Internet or telephone.

  •
  By mail.  You will receive instructions from your broker or other nominee explaining how to vote your shares.

  •
  In person at the meeting.  Contact the broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the annual meeting. You will not be able to vote at the annual meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

        The Board of Directors recommends that you vote as follows:

  •
  "FOR" the election of the two nominees for director;

  •
  "FOR" the approval of our Amended and Restated 2006 Stock Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended; and

  •
  "FOR" the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010.

        If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those described in this proxy statement.

May I Change or Revoke My Proxy?

        If you give us your proxy, you may change or revoke it at any time before the meeting. You may change or revoke your proxy in any one of the following ways:

  •
  by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

  •
  by re-voting by Internet or by telephone as instructed above;

  •
  by notifying Synta's Secretary in writing before the annual meeting that you have revoked your proxy; or

  •
  by attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

        Your most current proxy card or telephone or Internet vote is the one that will be counted.

What if I Receive More Than One Proxy Card?

        You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under "How Do I Vote?" for each account to ensure that all of your shares are voted.

What is the Effect of Not Returning My Proxy or Casting My Vote?

        If your shares are registered in your name, they will not be voted if you do not return your proxy or vote as described above under "How Do I Vote?"

        If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares as described above under "How Do I Vote?" the bank, broker or other holder of record has the authority to vote your unvoted shares only on the proposal to ratify the appointment of our independent registered public accounting firm (Proposal 3 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions. This ensures your shares will be voted at the annual meeting and in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a "broker non-vote."

        Recent changes in regulations were made that have taken away the ability of your bank, broker or other holder of record to vote your uninstructed shares in the election of directors on a discretionary basis. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other holder of record was allowed to vote your shares on your behalf in the election of directors as it felt appropriate. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record how to vote in the election of directors, no votes will be cast on this proposal on your behalf. In addition, your bank, broker or other holder of record does not have discretion to vote your uninstructed shares on the approval of our Amended and Restated 2006 Stock Plan (Proposal 2 of this proxy statement).

 What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a "plurality" of the votes) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Approve the Amended and Restated 2006 Stock Plan
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Amended and Restated 2006 Stock Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 3: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent accountants for 2010, our Audit Committee will reconsider its selection.

 Is Voting Confidential?

        We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Computershare, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Who is Paying for the Costs of Soliciting these Proxies?

        We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

        In December 2000, the Securities and Exchange Commission, or the SEC, adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as "householding," benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

        If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare, by calling their toll free number, 1-800-662-7232.

        If you do not wish to participate in "householding" and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another Synta stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

  •
  If your Synta shares are registered in your own name, please contact our transfer agent, Computershare, and inform them of your request by calling them at 1-800-662-7232 or writing them at P.O. Box 43078, Providence, Rhode Island 02940-3078.

  •
  If a broker or other nominee holds your Synta shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

        Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save Synta the cost of producing and mailing these documents by following the instructions provided when you vote over the Internet.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 1, 2010 by:

  •
  the executive officers named in the Summary Compensation Table on page 28;

  •
  each of our directors and director nominees;

  •
  all of our current directors and executive officers as a group; and

  •
  each stockholder known by us to own beneficially more than 5% of our common stock.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of March 1, 2010, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 40,484,398 shares of common stock outstanding on March 1, 2010.

        Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, Massachusetts 02421.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Safi R. Bahcall, Ph.D.(1)	2,566,736	6.3%
Keith S. Ehrlich, C.P.A.(2)	138,031	*
Michael P. Bailey(3)	113,277	*
Jeremy G. Chadwick, Ph.D.(4)	165,398	*
Vojo Vukovic, M.D., Ph.D.(5)	46,112	*
Keith R. Gollust(6)	1,956,046	4.8%
Lan Bo Chen, Ph.D.(7)	3,383,452	8.3%
Bruce Kovner(8)	9,326,702	23%
William S. Reardon, C.P.A.(9)	33,001	*
Robert N. Wilson(10)	536,802	1.3%
All current executive officers and directors as a group (11 persons)(11)	18,632,612	44.5%
Five Percent Stockholders
CxSynta LLC(12) c/o Caxton Corporation Princeton Plaza, Building 2 731 Alexander Road Princeton, NJ 08540	7,761,716	19.1%
Lin-Huey Chen(13) 184 East Emerson Road Lexington, MA 02420	3,383,452	8.3%

*
Represents beneficial ownership of less than 1% of the shares of common stock.

(1)
Consists of 2,306,586 shares of common stock owned of record by and 245,150 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 1, 2010 held by Dr. Bahcall, and 15,000 shares of common stock owned of record by the Safi R. Bahcall Irrevocable Trust, the trustee of which is Dr. Bahcall's mother and of which Dr. Bahcall is the beneficiary. Dr. Bahcall disclaims beneficial ownership of the shares held by this trust except to the extent of any pecuniary interest therein.

(2)
Consists of 20,110 shares of common stock owned of record by and 117,921 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 1, 2010 held by Mr. Ehrlich.

(3)
Consists of 33,627 shares of common stock owned of record by and 79,650 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 1, 2010 held by Mr. Bailey.

(4)
Consists of 23,761 shares of common stock owned of record by and 141,637 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 1, 2010 held by Dr. Chadwick. Dr. Chadwick resigned from Synta effective April 30, 2010, and his vested options as of such date will expire to the extent unexercised on July 30, 2010.

(5)
Consists of 14,107 shares of common stock owned of record by and 32,005 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 1, 2010 held by Dr. Vukovic.

(6)
Consists of 164,079 shares of common stock owned of record by and 214,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 1, 2010 held by Mr. Gollust; and 1,577,967 shares of common stock owned of record by Wyandanch Partners, L.P. Mr. Gollust is the president and sole stockholder of Gollust Management, Inc., which is the general partner of Wyandanch Partners, L.P.

(7)
Consists of 553,225 shares of common stock owned of record by Dr. Chen; 142,223 shares of common stock owned of record by LAJ Holdings LLC, the manager of which is Dr. Chen's spouse, Lin-Huey Chen; 780,795 shares of common stock owned of record by the Wisteria Trust, the trustee of which is Dr. Chen's spouse; 243,481 shares of common stock owned of record by the Ann Chen Trust, a co-trustee of which is Dr. Chen's spouse; 243,481 shares of common stock owned of record by the Jane Chen Trust, a co-trustee of which is Dr. Chen's spouse; 12,946 shares of common stock owned of record by the Chen Grandchildren's Trust, a co-trustee of which is Dr. Chen's spouse; 25,510 shares of common stock owned of record by the Alexander Chen Wu 2002 Irrevocable Trust, a co-trustee of which is Dr. Chen's spouse; 21,360 shares of common stock owned of record by the Allison Chen Wu 2004 Irrevocable Trust, a co-trustee of which is Dr. Chen's spouse; 66,810 shares of common stock owned by the Lan Bo Chen 2008 GRAT, of which Dr. Chen is the trustee; 133,621 shares of common stock owned by the Lin-Huey Chen 2008 GRAT, of which Dr. Chen's spouse is the trustee, 160,000 shares of common stock owned by the Lan Bo Chen 2009 GRAT, of which Dr. Chen is the trustee; and 1,000,000 shares of common stock owned by the Lin-Huey Chen 2009 GRAT, of which Dr. Chen's spouse is the trustee. See note 13.

(8)
Consists of 1,500,673 shares of common stock owned of record by and 64,313 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 1, 2010 held by Mr. Kovner; and 7,761,716 shares of common stock owned of record by CxSynta LLC. Caxton Corporation is the managing member of CxSynta LLC and Bruce Kovner is the chairman of Caxton Corporation. See note 12.

(9)
Consists of 8,376 shares of common stock owned of record by and 24,625 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 1, 2010 held by Mr. Reardon.

(10)
Consists of 464,677 shares of common stock owned of record by and 72,125 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 1, 2010 held by Mr. Wilson.

(11)
Consists of the shares of common stock set forth in footnotes 1 through 3 and 5 through 10 and 71,979 shares of common stock owned of record by and 460,474 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 1, 2010 held by two executive officers not named in the table.

(12)
Represents shares of common stock owned of record by CxSynta LLC. Caxton Corporation is the managing member of CxSynta LLC and Bruce Kovner is the chairman of Caxton Corporation. See note 8.

(13)
Consists of 553,225 shares of common stock owned of record by Mrs. Chen's spouse, Dr. Lan Bo Chen; 142,223 shares of common stock owned of record by LAJ Holdings LLC, of which Mrs. Chen is the manager; 780,795 shares of common stock owned of record by the Wisteria Trust, of which Mrs. Chen is the trustee; 243,481 shares of common stock owned of record by the Ann Chen Trust, of which Mrs. Chen is a co-trustee; 243,481 shares of common stock owned of record by the Jane Chen Trust, of which Mrs. Chen is a co-trustee; 12,946 shares of common stock owned of record by the Chen Grandchildren's Trust, of which Mrs. Chen is a co-trustee; 25,510 shares of common stock owned of record by the Alexander Chen Wu 2002 Irrevocable Trust, of which Mrs. Chen is a co-trustee; 21,360 shares of common stock owned of record by the Allison Chen Wu 2004 Irrevocable Trust, of which Mrs. Chen is a co-trustee; 66,810 shares of common stock owned by the Lan Bo Chen 2008 GRAT, of which Mrs. Chen's spouse is the trustee; 133,621 shares of common stock owned by the Lin-Huey Chen 2008 GRAT, of which Mrs. Chen is the trustee; 160,000 shares of common stock owned by the Lan Bo Chen 2009 GRAT, of which Mrs. Chen's spouse is the trustee; and 1,000,000 shares of common stock owned by the Lin-Huey Chen 2009 GRAT, of which Mrs. Chen is the trustee. See note 7.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

        Our restated certificate of incorporation and restated bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of six members, classified into three classes as follows:

  •
  the Class I directors are Lan Bo Chen, Ph.D. and William S. Reardon, C.P.A., and their terms will expire at the annual meeting of stockholders to be held in 2011;

  •
  the Class II directors are Keith R. Gollust and Robert N. Wilson, and their terms will expire at the annual meeting of stockholders to be held in 2012; and

  •
  the Class III directors are Safi R. Bahcall, Ph.D. and Bruce Kovner, and their terms expire at the upcoming annual meeting.

        On February 2, 2010, our Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate Safi R. Bahcall, Ph.D. and Bruce Kovner for election at the annual meeting for a term of three years to serve until the 2013 annual meeting of stockholders, and until their respective successors have been elected and qualified.

        Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years.

Name	Age	Position
Safi R. Bahcall, Ph.D.	41	President and Chief Executive Officer and Director
Keith R. Gollust(1)(2)(3)	64	Chairman of the Board of Directors
Lan Bo Chen, Ph.D.	66	Director
Bruce Kovner(2)(3)	65	Director
William S. Reardon, C.P.A.(1)	63	Director
Robert N. Wilson(1)(2)(3)	69	Director

(1)
Member of our Audit Committee.

(2)
Member of our Compensation Committee.

(3)
Member of our Nominating and Governance Committee.

        In addition to the information presented below regarding each of our director's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Synta and our Board.

        Safi R. Bahcall, Ph.D. co-founded Synta with Dr. Lan Bo Chen and has been our Chief Executive Officer and a member of our Board of Directors since our inception in July 2001. Dr. Bahcall has served as our President since December 2003. From 1998 to 2001, Dr. Bahcall was a consultant at McKinsey & Company, a management consulting firm, advising investment banks and pharmaceutical companies on strategy, technology, and operations. Dr. Bahcall also co-founded a drug discovery company focused on novel ion channel research in November 2001, which was acquired by Synta in December 2002. He received his B.A. summa cum laude from Harvard University, was awarded his Ph.D. from Stanford University in theoretical physics, and was a Miller postdoctoral research fellow at the University of California, Berkeley. Our Board of Directors has concluded that Dr. Bahcall should serve as a director as of the date of this proxy statement because, as our Chief Executive Officer and our co-founder, he has an extensive understanding of our R&D programs, detailed knowledge of our current and prior business activities and strategic insights based on his business experience.

        Keith R. Gollust has been a member of our Board of Directors since July 2002 and has been our Chairman since September 2002. Mr. Gollust is a private investor and President of Gollust Management, Inc., the general partner of Wyandanch Partners, an investment partnership. In the past, Mr. Gollust has served as a director of numerous public and private companies. Mr. Gollust also was a Managing Director of Caxton Associates, L.L.C., a hedge fund firm, from July 2003 through December 2004. Mr. Gollust received a B.A. from Princeton University and an MSIA from Carnegie Mellon University. Our Board of Directors has concluded that Mr. Gollust should serve as a director as of the date of this proxy statement based on his service on the board of directors of four other publicly traded companies and his experience as managing general partner of various investment partnerships which gave him responsibility for investing over $1 billion as a fiduciary.

        Lan Bo Chen, Ph.D. co-founded Synta with Dr. Safi Bahcall and has been a member of our Board of Directors since July 2001, and a member of our scientific advisory board and its Chairman since July 2001. Dr. Chen is a Professor of Pathology, Emeritus, at Harvard Medical School. He has been at the Dana-Farber Cancer Institute and Harvard Medical School since July 1977. Dr. Chen is the founder of several biotechnology companies, including Fuji ImmunoPharmaceuticals Corp. and Shionogi BioResearch Corp. Dr. Chen received his B.S. in chemistry from National Taiwan University and his Ph.D. in cell biology from the Massachusetts Institute of Technology. Our Board of Directors has concluded that Dr. Chen should serve as a director as of the date of this proxy statement based on his extensive experience in discovering and developing anticancer drugs, including 27 years at the Dana-Farber Cancer Institute, Harvard Medical School, and his detailed knowledge of our R&D programs, as our co-founder and Chairman of our scientific advisory board.

        Bruce Kovner has been a member of our Board of Directors since July 2002. In 1983, Mr. Kovner founded Caxton Corporation, a diversified trading company and manager of client funds active in currency, interest rate, commodity and equity markets, and has acted as its Chairman since its inception. He is also Chairman of Caxton Associates LP, formerly Caxton Associates, L.L.C., which succeeded to a significant portion of Caxton Corporation's trading and investment activities in 1996. Prior to the formation of Caxton, Mr. Kovner served as a Vice President of Commodities Corporation, a private commodities trading company since acquired by Goldman Sachs. Mr. Kovner is also Chairman of the Board of the American Enterprise Institute, Chairman of the Board of the Juilliard School, and Vice Chairman of Lincoln Center for the Performing Arts. In addition, he is the Founder and Chairman of the School Choice Scholarships Foundation, which provides scholarships to low-income students in New York City to attend primary schools of their choice. Mr. Kovner received his B.A. from Harvard College in 1966. He continued his studies at the John F. Kennedy School of Government until 1970. Our Board of Directors has concluded that Mr. Kovner should serve as a director as of the date of this proxy statement because, as Chairman of Caxton Associates LP, Mr. Kovner has gained extensive knowledge and experience regarding domestic and international capital markets. His financial expertise and many years of international investing experience provide additional insight to our Board.

        William S. Reardon, C.P.A. has been a member of our Board of Directors since August 2004. Until his retirement in 2002 from PricewaterhouseCoopers LLP, an international accounting firm, where he was employed from June 1973 to July 2002, Mr. Reardon was a business assurance (audit) partner at the firm's Boston office and leader of its life sciences industry practice for New England and the eastern United States. From 1998 to 2000, Mr. Reardon served on the board of the emerging companies section of the Biotechnology Industry Organization. He also served on the board of the Massachusetts Biotechnology Council from 2000 until his retirement in 2002. Mr. Reardon is currently a member of the board of directors and the chairman of the audit committee of Idera Pharmaceuticals, Inc., and Oscient Pharmaceuticals Corporation, both of which are publicly traded pharmaceutical companies. He is also an advisor to the audit committee at Momenta Pharmaceuticals, Inc., a publicly traded pharmaceutical company. Mr. Reardon received both his undergraduate degree in East Asian history and his M.B.A. from Harvard University. Our Board of Directors has concluded that Mr. Reardon should serve as a director as of the date of this proxy statement because of his extensive expertise in accounting and financial matters and his experience in analyzing and evaluating financial statements as a former auditor, in particular in the biopharmaceutical industry. His experience on other publicly traded company boards of directors and audit committees provides a considerable benefit to our Audit Committee and to our Board.

        Robert N. Wilson has been a member of our Board of Directors since June 2003. Mr. Wilson is Chairman of Still River Systems, a medical device company. Prior to his association with Still River Systems, Mr. Wilson was Chairman of Caxton Health Holdings, LLC, from 2004 through 2007 and was Vice Chairman of the board of directors of Johnson & Johnson, a manufacturer of healthcare products, from 1989 until 2003. Mr. Wilson had joined Johnson & Johnson in 1964. Mr. Wilson is also a director of Hess Corporation, an integrated oil and gas company and Charles Schwab Corporation, a publicly traded financial services company. Our Board of Directors has concluded that Mr. Wilson should serve as a director as of the date of this proxy statement because of the knowledge and extensive experience in the pharmaceutical industry that he brings to the Board, as well as his managerial, marketing, financial and international experience. In addition, Mr. Wilson's significant experience on other publicly traded company boards of directors and board committees provides him with an understanding of current corporate governance practices and trends, and compensation matters that provides value to our Board.

Director Independence

        Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Synta, either directly or indirectly. Based on this review, our Board has determined that the following members of the Board are "independent directors" as defined by The Nasdaq Stock Market: Messrs. Gollust, Kovner, Reardon and Wilson.

Committees of the Board of Directors and Meetings

  Meeting Attendance

        During the fiscal year ended December 31, 2009 there were six meetings of our Board of Directors, and the various committees of the Board met a total of 14 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during 2009. The Board has adopted a policy under which each member of the Board is encouraged, but not required, to attend each annual meeting of our stockholders. Three of our directors attended our annual meeting of stockholders held in 2009.

  Audit Committee

        Our Audit Committee is composed of Messrs. Gollust, Reardon (chairman) and Wilson, and met eight times during fiscal year 2009. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our Board of Directors has determined that Mr. Reardon is an "audit committee financial expert," as the SEC has defined that term. Our Audit Committee's role and responsibilities are set forth in the Audit Committee's written charter and include the authority to:

  •
  approve and retain the independent auditors to conduct the annual audit of our books and records;

  •
  review the proposed scope and results of the audit;

  •
  review and pre-approve the independent auditor's audit and non-audit services rendered;

  •
  approve the audit fees to be paid;

  •
  review accounting and financial controls with the independent auditors and our financial and accounting staff;

  •
  review and approve transactions between us and our directors, officers and affiliates;

  •
  recognize and prevent prohibited non-audit services;

  •
  establish procedures for complaints received by us regarding accounting matters;

  •
  oversee internal audit functions, if any; and

  •
  prepare the report of the Audit Committee that rules of the SEC require to be included in our annual meeting proxy statement.

        A copy of the Audit Committee's written charter is publicly available through the "Investors—Corporate Governance" section of our website at www.syntapharma.com.

  Compensation Committee

        Our Compensation Committee is composed of Messrs. Gollust, Kovner and Wilson (chairman), and met five times during fiscal year 2009. All members of the Compensation Committee qualify as independent under the current definition promulgated by The Nasdaq Stock Market. Our Compensation Committee's role and responsibilities are set forth in the Compensation Committee's written charter and include the authority to:

  •
  review and establish the compensation arrangements for management, including the compensation for our President and Chief Executive Officer;

  •
  establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

  •
  administer our stock incentive plan;

  •
  review the Compensation Discussion and Analysis, or CD&A, prepared by management, discuss the CD&A with management and, based on such review and discussions, recommend to our Board of Directors that the CD&A be included in our Annual Report on Form 10-K, annual meeting proxy statement, or any other applicable filing as required by the SEC; and

  •
  prepare the report of the Compensation Committee that SEC rules require to be included in our annual meeting proxy statement.

        The Compensation Committee is charged with establishing a compensation policy for our executives and directors that is designed to attract and retain the best possible executive talent, to motivate them to achieve corporate objectives, and reward them for superior performance. Our Compensation Committee is also responsible for establishing and administering our executive compensation policies and equity compensation plans. The Compensation Committee meets at least twice per year and more often as necessary to review and make decisions with regard to executive compensation matters. As part of its review of executive compensation matters, the Compensation Committee may delegate any of the powers given to it to a subcommittee of the committee consisting of one or more members of the Compensation Committee.

        In the second quarter of 2007, based on the recommendation of management, the Compensation Committee engaged W.T. Haigh & Company, Inc., or W.T. Haigh, as our compensation consultant. W.T. Haigh was engaged to review all aspects of our executive compensation. W.T. Haigh's engagement has continued for subsequent years and remains in effect today. We have used the information we obtained from W.T. Haigh to revise our cash bonus policy and implement policies that were applied in determining equity compensation in February 2008 and in fiscal year 2009 and for benchmarking compensation for performance during fiscal years 2008 and 2009.

        Please also see the CD&A and the report of the Compensation Committee set forth elsewhere in this proxy statement.

        A copy of the Compensation Committee's written charter is publicly available through the "Investors—Corporate Governance" section of our website at www.syntapharma.com.

  Nominating and Governance Committee

        Our Nominating and Governance Committee is composed of Messrs. Gollust (chairman), Kovner and Wilson, and met one time in fiscal year 2009. All members of the Nominating and Governance Committee qualify as independent under the current definition promulgated by The Nasdaq Stock Market. Our Nominating and Governance Committee's role and responsibilities are set forth in the Nominating and Governance Committee's written charter and include the authority to:

  •
  identify and nominate members of the Board of Directors;

  •
  develop and recommend to the Board of Directors a set of corporate governance principles applicable to our company; and

  •
  oversee the evaluation of the Board of Directors and management.

        Our Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. For all potential candidates, our Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. For each annual meeting, our Nominating and Governance Committee will consider only one recommended nominee from any stockholder or group of affiliated stockholders, and such recommending stockholder or group must have held at least 5% of our common stock for at least one year. All stockholder recommendations for proposed director nominees must be in writing to the Nominating and Governance Committee, care of our Secretary at 45 Hartwell Avenue, Lexington, Massachusetts 02421, no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders or, in certain circumstances, a reasonable time in advance of the mailing of our proxy statement for the annual meeting of stockholders for the current year. The recommendation must be accompanied by the following information concerning the recommending stockholder:

  •
  name, address and telephone number of the recommending stockholder;

  •
  the number of shares of our common stock owned by the recommending stockholder and the time period for which such shares have been held;

  •
  if the recommending stockholder is not a stockholder of record, a statement from the record holder verifying the holdings of the recommending stockholder and a statement from the recommending stockholder of the length of time such shares have been held (alternatively the recommending stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the SEC, together with a statement of the length of time that the shares have been held); and

  •
  a statement from the recommending stockholder as to a good faith intention to continue to hold such shares through the date of the next annual meeting.

        The recommendation must also be accompanied by the following information concerning the proposed nominee:

  •
  the information required by Items 401, 403 and 404 of Regulation S-K under the Securities Act of 1933, as amended;

  •
  a description of all relationships between the proposed nominee and the recommending stockholder, including any agreements or understandings regarding the nomination;

  •
  a description of all relationships between the proposed nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding Synta; and

  •
  the contact information of the proposed nominee.

        The recommending stockholder must also furnish a statement supporting a view that the proposed nominee possesses the minimum qualifications as set forth below for director nominees and describing the contributions that the proposed nominee would be expected to make to the Board of Directors and to the governance of Synta and must state whether, in its view, the proposed nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Synta. The recommendation must also be accompanied by the written consent of the proposed nominee (1) to be considered by the Nominating and Governance Committee and interviewed if the committee chooses to do so in its discretion, and (2) if nominated and elected, to serve as a director.

        For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, including the following threshold criteria:

  •
  candidates should possess the highest personal and professional standards of integrity and ethical values;

  •
  candidates must be committed to promoting and enhancing the long-term value of Synta for its stockholders;

  •
  candidates must be able to represent fairly and equally all stockholders without favoring or advancing any particular stockholder or other constituency of Synta;

  •
  candidates must have demonstrated achievement in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise;

  •
  candidates are expected to have sound judgment, derived from management or policy making experience that demonstrates an ability to function effectively in an oversight role; and

  •
  candidates must have, and be prepared to devote, adequate time to the Board of Directors and its committees.

        While we do not have a formal policy on diversity, our Nominating and Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the company, to maintain a balance of knowledge, experience and capability.

        In addition, the Nominating and Governance Committee will also take into account the extent to which the candidate would fill a present need on the Board of Directors, including the extent to which a candidate meets the independence and experience standards promulgated by the SEC and by The Nasdaq Stock Market.

        A copy of the Nominating and Governance Committee's written charter is publicly available through the "Investors—Corporate Governance" section of our website at www.syntapharma.com.

  Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee is composed of Messrs. Gollust, Kovner and Wilson. No member of our Compensation Committee has at any time been an employee of ours. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Board Leadership Structure

        Our current Board leadership structure separates the positions of Chief Executive Officer and Board Chairman, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the organization at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board of Directors, is primarily responsible for the our operations and strategic direction, while our Board Chairman, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance, including management oversight. While the Board believes that this is the most appropriate structure at this time, the Board retains the authority to change the Board structure, including the possibility of combining the Chief Executive Officer and Board Chairman position, if it deems such a change to be appropriate in the future.

Our Board of Director's Role in Risk Oversight

        The Board of Director's role in risk oversight includes receiving periodic department reports from the functional head of each department, which highlights areas of material risk identified by each department head. The report prepared by our internal program management department highlights risks that pertain to our most advanced programs, and includes the probability of risk occurrence, the likely impact of the risk and any mitigating steps being taken. In addition to providing these periodic reports, representatives from company management are typically invited to participate in Board meetings and provide updates on identified risks at such meetings. Pursuant to the Audit Committee charter, the Board of Directors has delegated to the Audit Committee the duty to inquire of management and the independent auditors about significant risks or exposures facing the company. The Audit Committee reports to the full Board the outcome of risk-related inquiries, to the extent that such risks had not been previously identified to the Board through periodic reports or at Board meetings.

Stockholder Communications to the Board

        Generally, stockholders who have questions or concerns should contact our Investor Relations department at ir@syntapharma.com. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, must prepare the communication in written form and mail or hand deliver the same to the following address:

  ATTN: SECURITY HOLDER COMMUNICATION
  Board of Directors [Designate individual director, if applicable]
  Synta Pharmaceuticals Corp.
  45 Hartwell Avenue
  Lexington, MA 02421

        Such communications should not exceed 500 words in length and must be accompanied by the following information:

  •
  a statement of the type and amount of the securities of Synta that the person holds;

  •
  any special interest, meaning an interest not in the capacity as a stockholder of Synta, that the person has in the subject matter of the communication; and

  •
  the address, telephone number and e-mail address, if any, of the person submitting the communication.

        The following types of communications are not appropriate for delivery to directors under these procedures:

  •
  communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to security holders or other constituencies of Synta (such as employees, members of the communities in which we operate our businesses, customers and suppliers) generally;

  •
  communications that advocate engaging in illegal activities;

  •
  communications that, under community standards, contain offensive, scurrilous or abusive content; and

  •
  communications that have no rational relevance to the business or operations of Synta.

        Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications.

Executive Officers

        The following table sets forth certain information regarding our current executive officers who are not also directors:

Name	Age	Position
Michael P. Bailey	44	Senior Vice President, Business Development, Chief Commercial Officer
Keith S. Ehrlich, C.P.A.	59	Vice President, Finance and Administration, Chief Financial Officer
Keizo Koya, Ph.D.	52	Senior Vice President, Drug Development
Wendy E. Rieder, Esq.	42	Vice President, Intellectual Property and Legal Affairs, General Counsel
Vojo Vukovic, M.D., Ph.D.	43	Senior Vice President, Chief Medical Officer

        Michael P. Bailey joined us in August 2008. Prior to joining us, Mr. Bailey served as ImClone Systems', a publicly traded biopharmaceutical company, Director of Marketing from June 1999 to December 2000, Senior Director of Marketing from December 2000 to December 2001, Vice President of Marketing from December 2001 to July 2006, and Senior Vice President of Commercial Operations from August 2006 until August 2008. Mr. Bailey led ImClone's Worldwide Commercial Organization, responsible for commercial aspects for the planning and launch of Erbitux® across multiple indications. In addition, Mr. Bailey was a key member of the strategic leadership committees for ImClone and its North American and Worldwide partnerships. Prior to joining ImClone, Mr. Bailey served at Genentech, Inc., a publicly traded biotechnology company, where he managed the company's cardiovascular development portfolio. Mr. Bailey started his career in the pharmaceutical industry as one of two MBA graduates selected for Smith-Kline Beecham's Executive Marketing Development Program, where he held a variety of commercial roles, including sales, strategic planning, and product management. Mr. Bailey earned a B.S. in Psychology from St. Lawrence University and holds an M.B.A. in International Marketing from the University of Notre Dame Graduate School of Business.

        Keith S. Ehrlich, C.P.A. has served as our Chief Financial Officer since October 2006 and as our Vice President, Finance and Administration since March 2004. From November 2003 to February 2004, Mr. Ehrlich served as a financial consultant to us. From September 1999 to April 2003, Mr. Ehrlich was Vice President, Finance and Administration and Chief Financial Officer and Treasurer at Argentys Corporation, a private software development company. From January 1998 to July 1999, Mr. Ehrlich served as Senior Vice President, Finance and Administration, Chief Financial Officer and Treasurer of Dyax Corp., a publicly traded biopharmaceutical company. From October 1993 to January 1998, he served as Vice President, Finance and Administration and Chief Financial Officer and Treasurer of Oravax, Inc., a publicly traded biopharmaceutical company since acquired by Acambis plc. From May 1991 to October 1993, he served as Treasurer and Director of Finance of Vertex Pharmaceuticals, Inc., a publicly traded biopharmaceutical company. From January 1980 to April 1991, Mr. Ehrlich was an auditor with Coopers & Lybrand LLP. Mr. Ehrlich received his B.A. in Biology from Drew University and his M.B.A. in Finance and Accounting from Rutgers University.

        Keizo Koya, Ph.D. has served as our Senior Vice President, Drug Development since September 2002. From September 1997 to August 2002, Dr. Koya worked for Shionogi BioResearch Corp. as Vice President, Research and Development. From April 1995 to August 1997, Dr. Koya was the Director, Drug Discovery and Development at Fuji ImmunoPharmaceuticals Corp., now EMD Lexigen Research Center Corp., a biopharmaceutical company. From October 1990 to March 1995 he was employed by Fuji Photo Film Co., Ltd., a global imaging and information company, where he was most recently the Head of Pharmaceutical R&D, U.S. Representative Office. He earned his Ph.D. in organic chemistry at Kyushu University.

        Wendy E. Rieder, Esq. has served as our General Counsel since October 2006 and as our Vice President, Intellectual Property and Legal Affairs since December 2002. In August 1998, Ms. Rieder co-founded Microbiotix, Inc., a privately held biotechnology company developing small-molecule anti-infectives, and served as its Chief Operating Officer and Vice President, Business Development and Intellectual Property from January 2000 to December 2002. From August 1997 to December 1999, Ms. Rieder served as the Vice President, Business Development and Intellectual Property at LipoGenics, Inc., a subsidiary of a publicly traded biopharmaceutical company. Ms. Rieder was a patent attorney at Boehringer Ingelheim Pharmaceuticals, a U.S. affiliate of Boehringer Ingelheim GmbH, a global pharmaceutical company, from August 1995 to July 1997, and a patent agent at Fish & Neave LLP from January 1991 to July 1995. Ms. Rieder received an M.A. in organic chemistry from Columbia University and a J.D. from Fordham Law School.

        Vojo Vukovic, M.D., Ph.D. joined us as Vice President, Clinical Research in January 2009, and became our Senior Vice President, Chief Medical Officer in July 2009. Dr. Vukovic has over 17 years experience in oncology drug development. Prior to joining us, he was Global Medical Lead for Sutent® and axitinib in a number of cancer indications at Pfizer from September 2006 to January 2009. Prior to Pfizer, he served in key medical and regulatory roles at Aventis Pasteur from April 2001 to February 2002, Ortho Biotech from February 2002 to September 2003, ILEX Oncology from September 2003 to January 2005, and BioNumerik Pharmaceuticals from January 2005 to June 2006. Over the course of his career, Dr. Vukovic has been responsible for over 100 Phase 1 to Phase 4 clinical studies in cancer indications including melanoma, tumors of the lung, pancreas, breast, colorectal, ovarian, brain, as well as NHL and certain leukemias. Prior to his industry career, Dr. Vukovic was a post-doctoral fellow at the Ontario Cancer Institute, Toronto in Ontario and Institute for Cell Biology in Essen, Germany where he conducted basic and translational research in solid tumor microenvironments and oxidative stress. Dr. Vukovic received his Ph.D. and M.Sc. degrees from the University of Toronto and his M.D. degree from the University of Sarajevo, Bosnia and Herzegovina.

COMPENSATION DISCUSSION AND ANALYSIS

        The primary objectives of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract, retain, and motivate the best possible executive talent. The focus is to tie short and long-term cash and equity incentives to achievement of measurable corporate and individual performance objectives, and to align executives' incentives with stockholder value creation. To achieve these objectives, the Compensation Committee has maintained, and continues to develop, compensation plans that tie a substantial portion of executives' overall compensation to our research, clinical, regulatory, commercial, and operational performance.

        In 2007, the Compensation Committee, based on management's recommendation, engaged W.T. Haigh & Company, Inc., or W.T. Haigh, a compensation consulting firm with experience in evaluating public biopharmaceutical companies, to review all aspects of our executive compensation, including base salary, incentive compensation, bonuses, equity compensation, and severance and change in control arrangements. W.T. Haigh's engagement has continued for subsequent years and remains in effect today. Each year since its engagement, W.T. Haigh has helped us collect and analyze data and to compare all components of our compensation program to the practices of peer companies, as well as data from companies represented in compensation survey data for national and regional companies in the biopharmaceutical industry, in particular data obtained from Radford Biotechnology Surveys, or the Radford Survey, prepared by AON Consulting, Inc. from companies in its overall survey totals and, for 2009, companies with between 0 to 149 employees, which we use in certain instances to validate data from the peer companies. We, together with W.T. Haigh, developed the below list of peer companies in 2009 based on several characteristics, including their being publicly traded and operating in our industry with a similar market cap and reported research and development expenses, as well as being of comparable size, scientific focus, stage and geographic location to us. We periodically review the companies included in this peer group and modify its composition as needed to ensure that the data we collect and analyze continues to be from what we consider to be our most comparable peers for compensation purposes. For example, revisions to our peer group in 2009 were, in part, made to ensure that the group represented companies with a similar number of employees as we have following our workforce reduction in March 2009.

• Allos Therapeutics, Inc.	• Maxygen, Inc.
• Amicus Therapeutics, Inc.	• Molecular Insight Pharmaceuticals, Inc.
• Ardea Biosciences, Inc.	• Momenta Pharmaceuticals, Inc.
• ARIAD Pharmaceuticals, Inc.	• Novavax, Inc.
• ArQule, Inc.	• Osiris Therapeutics, Inc.
• CombinatoRx Incorporated	• Pain Therapeutics, Inc.
• Cytokinetics, Inc.	• Pharmasset, Inc.
• Dyax Corp.	• Poniard Pharmaceuticals, Inc.
• Geron Corporation	• ProGenics Pharmaceuticals, Inc.
• Idenix Pharmaceuticals, Inc.	• Rigel Pharmaceuticals, Inc.
• ImmunoGen, Inc.	• Sangamo BioSciences, Inc.
• Incyte Corporation	• Trubion Pharmaceuticals Inc.
• Infinity Pharmaceuticals, Inc.

        Based on the recommendations of W.T. Haigh, the Compensation Committee adopted certain changes to our compensation program in 2007, including changes to our cash bonus policy and equity award practices that were applied in determining equity compensation in February 2008 and in 2009 and for benchmarking compensation for performance during fiscal years 2008 and 2009. Prior to the adoption of these revised practices, management developed our compensation plans by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the biopharmaceutical industry, in particular data obtained from the Radford Survey. We believe that the practices of the companies represented in this data provided us with appropriate compensation benchmarks, because these companies have similar organizational structures and tend to compete with us for executives and other employees. For benchmarking executive compensation in 2009 and prior years, we reviewed the compensation data we had collected from the complete group of companies represented in the survey data, as well as a subset of the data from those companies that have a similar number of employees as our company.

        Based on management's analyses and recommendations, the Compensation Committee has approved a pay-for-performance compensation philosophy, which is intended to bring base salaries and total executive compensation in line with approximately the fiftieth percentile of the companies with a similar number of employees represented in the compensation data we review. We also consider specific compensation data from the peer companies noted above to ensure the competitiveness of the compensation packages we provide to our named executive officers and certain other key employees.

        We work within the framework of this pay-for-performance philosophy to determine each component of an executive's initial compensation package based on numerous factors, including:

  •
  the individual's particular background and circumstances, including training and prior relevant work experience;

  •
  the individual's role with us and the compensation paid to similar persons in the companies represented in the compensation data that we review;

  •
  the demand for individuals with the individual's specific expertise and experience at the time of hire;

  •
  performance goals and other expectations for the position;

  •
  comparison to other executives within our company having similar levels of expertise and experience; and

  •
  uniqueness of industry skills.

        The Compensation Committee has also implemented an annual performance management program, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for the corporation as a whole, each corporate department, and each individual employee. Annual corporate goals are proposed by management and approved by the Board of Directors at the outset of each fiscal year. These corporate goals target the achievement of specific research, clinical, regulatory, and operational milestones. The Chief Executive Officer's proposed goals are closely tied to the annual corporate goals and are approved by the Compensation Committee of the Board of Directors. Annual department and individual goals focus on contributions which facilitate the achievement of specific corporate goals and are set during the first quarter of each calendar year. Department goals are proposed by each department head and approved by the Chief Executive Officer. Individual goals are proposed by each employee and approved by his or her direct supervisor. The Chief Executive Officer approves the goals proposed by our other executive officers. Annual salary increases, annual bonuses, and annual stock option awards granted to our employees are tied to the achievement of the corporate and department goals, and each individual's contribution to the achievement of specific corporate goals. We may perform an interim assessment of the written goals to report progress against the previously established goals and to make any adjustments to the goals for the remainder of the year based on changing circumstances. Notwithstanding the above, all compensation decisions for employees at every level, including our Chief Executive Officer and other executive officers, are made in the sole discretion of the Board of Directors or the Compensation Committee.

        Generally, during the first calendar quarter, we evaluate individual, department, and corporate performance against the written goals for the recently completed year. Consistent with our compensation philosophy, each employee's evaluation typically begins with a written self-assessment, which is submitted to the employee's supervisor. The supervisor then prepares a written evaluation based on the employee's self-assessment, the supervisor's own evaluation of the employee's performance, and input from others within the company. This process leads to a recommendation for annual employee salary increases, annual stock option awards, and bonuses, if any, which is then reviewed and approved, altered or rejected by the Compensation Committee in its sole discretion. In the case of the Chief Executive Officer, his self-assessment is submitted to the Compensation Committee which then conducts his individual performance evaluation and determines his compensation changes and awards, if any. Our executive officers, other than the Chief Executive Officer, submit their self-assessments to the Chief Executive Officer, who performs the individual evaluations and submits recommendations to the Compensation Committee for salary increases, bonuses, and stock option awards. These recommendations are reviewed and approved, altered or rejected by the Compensation Committee in its sole discretion. For all employees, including our executive officers, annual base salary increases, annual stock option awards, and annual bonuses, to the extent granted, are typically implemented during the first calendar quarter of the year.

Compensation Components

        The components of our compensation package are as follows:

  Base Salary

        Base salaries for our executives are established based on the scope of their responsibilities and their prior relevant background, training, and experience, taking into account competitive market compensation paid by the companies represented in the compensation data we review for similar positions and the overall market demand for such executives at the time of hire. As with total executive compensation, we believe that executive base salaries should generally target the fiftieth percentile of the range of salaries for executives in similar positions and with similar responsibilities in the companies of similar size to us represented in the compensation data we review. An executive's base salary is also evaluated together with other components of the executive's compensation to ensure that the executive's total compensation is in line with our overall compensation philosophy.

        Base salaries are reviewed annually as part of our performance management program and increased for merit reasons, based on the executive's success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. If necessary, we also realign base salaries with market levels for the same positions in the companies of similar size to us represented in the compensation data we review, if we identify significant market changes in our data analysis. Additionally, we adjust base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive's role or responsibilities. There were no such adjustments made to the salaries of our named executive officers during 2009.

        Due to the suspension of the clinical development of our lead drug candidate, elesclomol, in February 2009, which was followed by a workforce reduction in March 2009, as further described below under the heading "2009 Employee Retention Program," the Compensation Committee determined to freeze salaries in 2009, except for certain salary increases made in connection with a limited number of promotions in 2009 for certain employees in positions below the level of Vice President.

        In February 2010, the Compensation Committee approved base salary increases for our employees effective March 1, 2010, including increasing the base salary of our Chief Executive Officer and other named executive officers as described below under the heading "Post-2009 Compensation Actions."

  Annual Bonus

        In July 2007, based in part on the recommendations of W.T. Haigh, the Compensation Committee approved the implementation of an expanded cash bonus program intended to increase the cash element of our annual compensation program in relation to stock based compensation to more closely track the compensation programs of the peer companies reviewed and related compensation survey data. This expanded program established target percentages and includes eligibility for an annual performance-based bonus for all employees. Annual performance goals are determined and set forth in writing at the beginning of each calendar year as described above, including our annual corporate goals which are proposed by management and approved by the Board of Directors at the outset of each fiscal year. The amount of cash available under the bonus plan is determined on an annual basis by the Compensation Committee and depends on the level of achievement of the stated corporate and department goals, and individual contribution to the achievement of specific corporate goals. Individual employees have a target bonus generally set as a percentage of base salary. Currently, employees are eligible for annual performance-based bonuses in amounts ranging from 5%-50% of their base salaries, with the percentage of the target bonus increasing with an employee's level of responsibility. The plan approved in 2007 provides for a 30% target bonus for Vice Presidents, 40% for Senior Vice Presidents and 50% for our Chief Executive Officer. These targets were developed based on the recommendations of W.T. Haigh and the Radford Survey data available at that time and remain unchanged. In its sole discretion, the Compensation Committee may, however, award bonus payments above or below these amounts on a case-by-case basis and may elect to structure the bonus in cash, equity or a combination of both cash and equity, with the equity portion vesting immediately or at a later date, or may decide to not award bonus payments at all, notwithstanding the achievement of particular goals or individual contributions. For example, although all of our corporate, financial and operational goals for our 2008 fiscal year were achieved, the Compensation Committee determined not to award any cash bonuses for 2008 performance due to the suspension of the clinical development of our lead drug candidate, elesclomol, in February 2009, which was followed by a workforce reduction in March 2009.

        The original 2009 goals that were approved in February 2009 were substantially revised following the suspension of elesclomol clinical development and the subsequent corporate restructuring. The bonus awards for 2009 were determined by the Compensation Committee based on performance relative to a set of revised corporate, financial and operational goals for our 2009 fiscal year, which were approved by our Board of Directors in June 2009. The revised 2009 goals focused on:

  •
  achieving certain clinical operational goals for our STA-9090 program;

  •
  achieving certain non-clinical operational goals, related to preclinical studies and manufacturing, for our STA-9090 program;

  •
  completing enrollment in our rheumatoid arthritis (RA) clinical trial for apilimod;

  •
  completing analyses of the elesclomol SYMMETRY trial results and restarting clinical trials, should the analyses be supportive;

  •
  achieving certain preclinical milestones for one of our earlier-stage programs, an additional Hsp90 inhibitor drug candidate;

  •
  achieving certain preclinical milestones for our CRACM ion channel program, which is partnered with Roche;

  •
  progress in creating partnership opportunities; and

  •
  our ability to continue to attract and retain the best employees.

        In February 2010, the Compensation Committee considered our performance against the revised 2009 goals. The Compensation Committee reviewed progress against each of the specific corporate,

financial, and operational goals in the context of the restructuring and significant change of circumstance driven by the February 2009 SYMMETRY trial results. The Compensation Committee concluded that the progress made in 2009 merited awarding to our Chief Executive Officer and other named executive officers, in aggregate, a cash bonus equal to 64% of their respective target bonus amounts and restricted stock totaling 29% of those target bonus amounts. The restricted stock grants vest as to 100% of the shares on the first anniversary of the date of grant, provided the executive remains employed by us on such date. The restricted stock awards to our executives were issued on March 1, 2010 and the number of shares granted to each executive was determined by dividing 29% of the executive's target bonus amount by the closing price of our common stock on March 1, 2010.

        The Compensation Committee recognized that while the majority of critical 2009 operational goals were achieved, in the face of the challenging circumstances, that certain other corporate goals were not fully achieved. The Compensation Committee also acknowledged that the corporate goals were revised in June 2009, leaving only six months to establish progress against these new goals. The Compensation Committee therefore concluded that awarding a portion of the bonus in the form of a longer-term incentive to our executives, specifically restricted stock, would be an appropriate means to reward the progress that had been made and align the long-term interests of these employees with the interests of our stockholders. The bonuses for our Chief Executive Officer and our other named executive officers were as follows:

Name	2009 Target Bonus	Total 2009 Bonus	Cash Portion of 2009 Bonus	Restricted Stock Grant Portion of 2009 Bonus (# of shares)(1)
Safi R. Bahcall	$192,500	$179,218	$123,585	13,839
President and Chief Executive Officer
Keith S. Ehrlich, C.P.A.	$73,500	$68,429	$47,187	5,284
Vice President, Finance and Administration, Chief Financial Officer
Michael P. Bailey	$120,000	$111,720	$77,040	8,627
Senior Vice President, Business Development, Chief Commercial Officer
Jeremy G. Chadwick, Ph.D.	$110,000	$102,410	$70,620	7,908	(2)
Senior Vice President, Program Management and Clinical Operations
Vojo Vukovic, M.D., Ph.D.	$104,000	$96,826	$66,768	7,477
Senior Vice President, Chief Medical Officer

(1)
The number of shares granted was determined by dividing 29% of the executive's target bonus amount by $4.02, the closing price of our common stock on March 1, 2010.

(2)
Dr. Chadwick resigned from Synta effective April 30, 2010 upon which time these shares were forfeited.

  Long-Term Incentives

        We believe that long-term performance is achieved through an ownership culture that encourages long-term participation by our executive officers in equity-based awards. Our Amended and Restated 2006 Stock Plan, or our 2006 Stock Plan, allows the grant to employees of stock options, restricted stock, and other equity-based awards. We typically make an initial equity award of stock options to new employees and annual equity grants as part of our overall compensation program. An option committee appointed by our Board of Directors is currently authorized to make new hire stock option grants to all employees, except for executive officers, within certain parameters, beyond which Compensation Committee approval is required. The option committee awards new hire stock option grants as of the employee's initial start date with an exercise price equal to the closing price of our common stock on the date of grant, in accordance with our 2006 Stock Plan. Annual grants of options to all of our employees and equity awards to our executive officers are approved by the Compensation Committee, the timing of which is consistent each year with a regularly scheduled meeting of the Compensation Committee and is not coordinated with the public release of nonpublic material information.

        Initial stock option awards.    Executives who join us are awarded initial stock option grants. These grants have an exercise price equal to the fair market value of our common stock on the grant date and a vesting schedule of 25% on the first anniversary of the date of hire and quarterly thereafter for the next three years. The amount of the initial stock option award is determined based on the executive's position with us and analysis of the competitive practices of the companies similar in size to us represented in the compensation data that we review. The initial stock option awards are calculated to have a total face value (calculated by multiplying the number of shares subject to the option by the exercise price thereof) equal to a percentage of the executive's base salary, and are intended to provide the executive with incentive to build value in the organization over an extended period of time. The amount of the initial stock option award is also reviewed in light of the executive's base salary and other compensation to ensure that the executive's total compensation is in line with our overall compensation philosophy. Currently, we grant our executives initial stock option awards with a total face value ranging from one and one half to two times the executive's base salary. However, we retain flexibility in awarding more stock options initially to newly hired executives, with the approval of the Compensation Committee.

        Restricted stock awards.    We have made grants of restricted stock to executive officers and certain high ranking non-executive employees to provide additional long-term incentive to build stockholder value and occasionally upon the commencement of employment as part of negotiated employment arrangements with us. In addition, as discussed above, our senior directors and executives received a portion of their bonus for 2009 performance in the form of restricted stock. Restricted stock awards are made in anticipation of contributions that will create value in the company and are subject to a lapsing repurchase right by the company if the employee leaves prior to the date the shares are no longer restricted. Because the shares have a defined value at the time the restricted stock grants are made, restricted stock grants are often perceived as having more immediate value than stock options, which have a less calculable value when granted. However, we generally grant fewer shares of restricted stock than the number of stock options we would grant for a similar purpose.

        Annual stock option awards.    Our practice is to make annual stock option awards as part of our overall performance management program. The Compensation Committee believes that stock options provide management with a strong link to long-term corporate performance and the creation of stockholder value. We intend that the annual aggregate value of these awards will be set near competitive median levels for companies represented in the compensation data we review. As is the case when the amounts of base salary and initial equity awards are determined, a review of all components of the executive's compensation is conducted when determining annual equity awards to ensure that an executive's total compensation conforms to our overall philosophy and objectives. A pool of options is reserved for executives and non-officers based on setting a target grant level for each employee category, with the higher ranked employees being eligible for a higher target grant. Our annual stock option awards are typically based on a target percentage of base salary and granted upon the achievement of performance goals.

        Due to the suspension of the clinical development of our lead drug candidate, elesclomol, in February 2009, which was followed by a workforce reduction in March 2009, the Compensation

Committee determined to not grant annuals stock option awards for 2008 performance. In October 2009, however, the Compensation Committee reaffirmed the practice of determining annual stock option awards based on a multiple of base salary and an evaluation of individual performance, including individual contribution to the achievement of specific corporate goals, and established revised target amounts for our executive officers in granting annual stock option awards for 2009 performance: 156% for Vice Presidents (previously 126%), 179% for Senior Vice Presidents (previously 156%), and 416% for the Chief Executive Officer (previously 380%). These increased target amounts were determined based on a review of the competitive and market data of the companies in our peer group and the recommendations of W.T. Haigh.

        In February 2010, the Compensation Committee authorized the grant of annual stock option awards for 2009 performance based on the target amounts set forth above, which were granted on March 1, 2010, and are further described below under the heading "Post-2009 Compensation Actions."

  Other Compensation

        We maintain broad-based benefits that are provided to all employees, including health insurance, life and disability insurance, dental insurance, and a 401(k) plan with a matching company contribution. In particular circumstances, we also utilize cash signing bonuses when certain executives and senior non-executives join us. Such cash signing bonuses are typically repayable in full to the company if the employee recipient voluntarily terminates employment with us prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof is determined on a case-by-case basis under the specific hiring circumstances. For example, we will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses, and/or to create additional incentive for an executive to join our company in a position where there is high market demand. In connection with our employment of Dr. Vukovic, we agreed to reimburse him for up to $50,000 of his expenses incurred in relocating from New Jersey to Massachusetts, all of which is repayable to us in the event that Dr. Vukovic's employment with us is terminated, voluntarily or otherwise, within 18 months of the commencement of his employment. We also provide our Chief Executive Officer with approximately 50% reimbursement for an apartment he leases in Massachusetts and reimburse him for commuting costs for travel from his residence in New York to our offices in Lexington, Massachusetts. Our Board of Directors and Compensation Committee believe that these payments facilitate the Chief Executive Officer's travel between Massachusetts and New York, where our Chief Executive Officer is required to conduct significant business activities on behalf of the company.

  Termination Based Compensation

        Severance Arrangements with our Chief Executive Officer.    Our employment agreement with our Chief Executive Officer provides severance of 24 months of base salary if his employment is terminated without cause. After reviewing the practices of companies represented in the compensation data we obtained, the Compensation Committee negotiated our Chief Executive Officer's severance package to provide him an amount equal to his base salary for the length of his non-competition arrangement with us. We believe that our Chief Executive Officer's severance package is generally in line with severance packages offered to chief executive officers of the companies of similar size to us represented in the compensation data we reviewed.

        Severance and Change of Control Agreements with our Other Named Executive Officers.    The Compensation Committee determined that the retention of our executive team over the next several years is important to our success and to maintain and create stockholder value, and that severance and change of control agreements are significant incentives in retaining our executive team. In addition, the Compensation Committee recognizes that executives, especially highly ranked executives, often face challenges securing new employment following termination. In accordance with these determinations, beginning on April 28, 2008, we have entered into severance and change of control agreements with each of our Senior Vice Presidents and Vice Presidents, including all of our named executive officers, with the exception of our Chief Executive Officer, reflecting terms approved by the Compensation Committee. The Compensation Committee approved certain severance and change of control arrangements for Senior Vice Presidents and Vice Presidents that include provisions for severance payments, a separation bonus under certain circumstances, accelerated vesting of equity awards, and the continuation of health benefits. Receipt of any payments or benefits under the agreements is conditioned on the executive officer executing a written release of us from any and all claims arising in connection with his or her employment.

        The specific terms of these agreements are further described below under "Potential Payments upon Termination or Change of Control."

        As a public company, we have continued to review the practices of companies similar to us, and we believe that the approved terms of Dr. Bahcall's severance arrangements, and those of our other executive officers, are generally in line with severance packages offered to chief executive officers and other executive officers of the public companies of similar size to us represented in the compensation data we reviewed.

        Acceleration of Vesting of Equity-Based Awards Under Our Stock Plans.    In the event of a change of control as defined in our 2001 Stock Plan and 2006 Stock Plan, certain provisions of these plans allow for acceleration of equity awards in case an employee is terminated for certain reasons within six months after a change of control, which we refer to as "double trigger" acceleration. See "Potential Payments Upon Termination or Change of Control—Change of Control Arrangements Under Our 2001 Stock Plan and 2006 Stock Plan" below for a detailed discussion of these provisions. We believe a "double trigger" requirement maximizes shareholder value because it prevents an unintended windfall to management in the event of a friendly (non-hostile) change of control. Under this structure, unvested equity awards under our 2001 Stock Plan and 2006 Stock Plan would continue to incentivize our executives to remain with the company after a friendly change of control. If, by contrast, our 2001 Stock Plan and 2006 Stock Plan had only a "single trigger," and if a friendly change of control occurred, management's equity awards would all vest immediately, creating a windfall, and the new owner would then likely find it necessary to replace the compensation with new unvested equity awards in order to retain management. This rationale is why we believe a "double-trigger" equity vesting acceleration mechanism is more stockholder-friendly, and thus more appropriate for our company, than a "single trigger" acceleration mechanism.

        The severance and change of control agreements provide for the full acceleration of all outstanding equity awards in the event of a termination without cause or resignation for good reason within one year following a change of control. Thus, the severance and change of control agreements extend the period following a change of control during which if a termination occurs the executive officer is entitled to accelerated vesting under our stock plans by six months.

2009 Employee Retention Program

        On February 26, 2009, we suspended our global Phase 3 clinical trial of elesclomol plus paclitaxel in metastatic melanoma, called the SYMMETRY trial, following a meeting of the independent data monitoring committee, or DMC, in which the DMC noted that while an interim review of the primary endpoint of progression free survival showed trends that favored the elesclomol arm of the study; the interim analysis of the secondary overall survival endpoint favored the control arm. We simultaneously suspended our other ongoing elesclomol studies, including our trial in prostate cancer and our single agent dose-escalating trial, pending further analysis of the SYMMETRY trial results. The FDA also placed our elesclomol trials on clinical hold at that time. In light of the suspension of the elesclomol development program and in anticipation of a workforce reduction, the Compensation Committee decided not to award any cash bonuses for 2008 performance and to freeze salaries in 2009, except for some salary increases in connection with a limited number of promotions in 2009 for certain employees in positions below the level of Vice President.

        On March 13, 2009, we announced a workforce reduction of approximately 90 positions, to a total of approximately 130 positions, to allow us to operate with current cash reserves for approximately two more years without the need for additional equity financing.

        On April 13, 2009, the Compensation Committee discussed and approved an employee retention program to be implemented in 2009, which included a pool of $1,250,000 from which specified cash payments were made to certain employees and executive officers, 50% of which payments were paid on October 13, 2009 and 50% of which were paid on April 13, 2010, provided the recipient was still employed by us on such dates. The approved employee retention program also included the award of stock options on April 13, 2009 to all employees, including our Chief Executive Officer and other executive officers, which vested as to 50% of the shares on January 13, 2010, and vest as to the remaining 50% of the shares on October 13, 2010, and have an exercise price of $2.49 per share, which was the closing price of our common stock on April 13, 2009.

        The Compensation Committee determined and approved the following retention payments and stock options awards for our named executive officers:

Name	Total Retention Payment		Stock Options (#)
Safi R. Bahcall, Ph.D.	$—	(1)	146,300
Keith S. Ehrlich, C.P.A.	$49,000		30,870
Michael P. Bailey	$60,000		46,800
Jeremy G. Chadwick, Ph.D.	$55,000		42,900	(2)
Vojo Vukovic, M.D., Ph.D.	$—	(3)	32,760

(1)
Dr. Bahcall voluntarily elected not to participate in the cash portion of the retention program.

(2)
Dr. Chadwick resigned from Synta effective April 30, 2010 and thus 50% of these options will not vest and all vested options held by Dr. Chadwick on April 30, 2010 will expire to the extent unexercised on July 30, 2010.

(3)
The Compensation Committee determined to not award Dr. Vukovic a retention payment because at the time the retention program was established he had only been employed with us for approximately four months.

        In determining the amount of each of the above retention payments and size of the stock option awards, the Compensation Committee used the target bonus amounts and target amounts of annual stock option awards for 2008 performance for guidance, and awarded retention payments equal to 50% of Dr. Bahcall's, Mr. Bailey's, Dr. Chadwick's, and Dr. Vukovic's target bonus, and 66 2/3% of Mr. Ehrlich's target bonus, and stock option awards equal to 100% of each executive's target annual stock option award.

Post-2009 Compensation Actions

        In February 2010, the Compensation Committee approved base salary increases for our employees effective March 1, 2010, including increasing the base salary of our Chief Executive Officer and our named executive officers as follows:

Name	2009 Base Salary	2010 Base Salary	Percent Increase
Safi R. Bahcall, Ph.D.	$385,000	$405,000	5.2%
Keith S. Ehrlich	$245,000	$257,000	4.9%
Michael P. Bailey	$300,000	$315,000	5.0%
Jeremy G. Chadwick, Ph.D.*	$275,000	$289,000	5.1%
Vojo Vukovic, M.D., Ph.D.	$260,000	$320,000	23.1%

*
Dr. Chadwick resigned from Synta effective April 30, 2010.

        The amount of the salary increases were determined, in part, based on market data reviewed by the Compensation Committee and were approved in order to align each of our executives' base salaries with market levels for the same positions in companies of similar size to us. Dr. Vukovic's compensation adjustments, including his salary increase, reflect his time with the company, experience in his current role, and the increase in responsibilities associated with his promotion from Vice President, Clinical Research, to Senior Vice President, Chief Medical Officer in July 2009.

        In February 2010, the Compensation Committee also approved the issuance of annual stock option awards for our employees, which were granted on March 1, 2010 at an exercise price of $4.02 per share, the closing price of our common stock on March 1, 2010, and vest as to 25% of the shares on March 1, 2011 and as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter. Our Chief Executive Officer and our named executive officers received the following stock option grants on March 1, 2010:

Name	# of Options
Safi R. Bahcall, Ph.D.	160,000
Keith S. Ehrlich	38,220
Michael P. Bailey	80,100
Jeremy G. Chadwick, Ph.D.*	73,425
Vojo Vukovic, M.D., Ph.D.	69,420

*
Dr. Chadwick resigned from Synta effective April 30, 2010 at which time none of these options had vested.

        These annual stock option awards for 2009 performance were in line with the target amounts described above under the heading "Annual stock option awards," which amounts, including the target amount for the Chief Executive Officer, were consistent with our philosophy of targeting total executive compensation in line with approximately the fiftieth percentile of the companies represented in the compensation data we review.

Conclusion

        Our compensation policies are designed to retain and motivate our senior executive officers and to ultimately reward them for outstanding individual and corporate performance.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

        The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2009, 2008 and 2007 to (1) our President and Chief Executive Officer, (2) our Chief Financial Officer and (3) our three most highly compensated executive officers, other than our President and Chief Executive Officer and our Chief Financial Officer.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Safi R. Bahcall, Ph.D.	2009	385,000	(2)	123,585	(3)	277,970	82,674	(4)	869,229
President and Chief Executive Officer	2008	380,000		0	(5)	578,100	71,415		1,029,515
	2007	352,500		177,500	(3)	274,344	80,453		884,797
Keith S. Ehrlich, C.P.A.	2009	245,000	(2)	71,687	(6)	58,653	7,400	(7)	382,740
Vice President, Finance and	2008	242,500		0	(5)	167,533	7,140		417,173
Administration, Chief Financial Officer	2007	228,334		69,000	(3)	134,772	6,474		438,580
Michael P. Bailey	2009	300,000		107,040	(8)	88,920	4,173	(7)	500,133
Senior Vice President, Business Development, Chief Business Officer
Jeremy G. Chadwick, Ph.D.(9)	2009	275,000		98,120	(10)	81,510	8,251	(7)	462,881
Senior Vice President, Program Management and Clinical Operations
Vojo Vukovic, M.D., Ph.D.	2009	248,333		66,768	(3)	294,244	36,740	(11)	646,085
Senior Vice President, Chief Medical Officer

(1)
These amounts represent the aggregate grant date fair value for option awards granted in fiscal years 2009, 2008 and 2007, respectively, computed in accordance with FASB ASC Topic 718. See our discussion of "Stock-Based Compensation" under Note 2 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 (the "Form 10-K") for details as to the assumptions used to determine the grant date fair value of the option awards. See also our discussion of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates" of the Form 10-K.

(2)
Dr. Bahcall's and Mr. Ehrlich's 2009 salaries were not raised from 2008 levels. Their salaries earned in 2008 include two months at the 2007 salary level because annual salary adjustments are not made effective until March 1.

(3)
Represents a cash bonus for performance in the applicable fiscal year, which was paid in the following fiscal year.

(4)
Consists of $36,000 of rental payments for a company apartment for Dr. Bahcall's use, $30,960 as a tax reimbursement in connection with the rental payments, commuting costs for Dr. Bahcall's travel from his home in New York to our offices in Lexington, Massachusetts, and matching contributions made under our 401(k) plan.

(5)
As discussed in the Compensation Discussion and Analysis, due to events that occurred in 2009 that impacted the development of our lead drug candidate elesclomol, the Compensation Committee determined to not award bonuses for 2008 performance.

(6)
Consists of $24,500 in a retention payment paid on October 13, 2009, as discussed in the Compensation Discussion and Analysis, and $47,187 in a cash bonus for performance in 2009, which was paid in 2010.

(7)
Represents matching contributions made under our 401(k) plan.

(8)
Consists of $30,000 in a retention payment paid on October 13, 2009, as discussed in the Compensation Discussion and Analysis, and $77,040 in a cash bonus for performance in 2009, which was paid in 2010.

(9)
Dr. Chadwick resigned from Synta effective April 30, 2010.

(10)
Consists of $27,500 in a retention payment paid on October 13, 2009, as discussed in the Compensation Discussion and Analysis, and $70,620 in a cash bonus for performance in 2009, which was paid in 2010.

(11)
Represents relocation reimbursement payments, as discussed in the Compensation Discussion and Analysis.

2009 Grants of Plan-Based Awards

        The following table shows information regarding grants of equity awards that we made during the fiscal year ended December 31, 2009 to each of the executive officers named in the Summary Compensation Table.

Name	Grant Date	Approval Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(1)
Safi R. Bahcall, Ph.D.	4/13/09	4/13/09	146,300	2.49	$277,970
President and Chief Executive Officer
Keith S. Ehrlich, C.P.A.	4/13/09	4/13/09	30,870	2.49	$58,653
Vice President, Finance and Administration, Chief Financial Officer
Michael P. Bailey.	4/13/09	4/13/09	46,800	2.49	$88,920
Senior Vice President, Business Development, Chief Business Officer
Jeremy G. Chadwick, Ph.D.*	4/13/09	4/13/09	42,900	2.49	$81,510
Senior Vice President, Program Management and Clinical Operations
Vojo Vukovic, M.D., Ph.D.	1/19/09	12/2/08	50,000	7.27	$232,000
Senior Vice President, Chief Medical Officer	4/13/09	4/13/09	32,760	2.49	$62,244

*
Dr. Chadwick resigned from Synta effective April 30, 2010 at which time none of these options had vested.

(1)
See our discussion of "Stock-Based Compensation" under Note 2 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 (the "Form 10-K") for details as to the assumptions used to determine the grant date fair value of the option awards. See also our discussion of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates" of the Form 10-K. Our executive officers will not realize the value of these awards in cash until these awards are exercised and the underlying shares are subsequently sold.

        The terms of each executive officer's compensation are derived from our employment agreement, in the case of Dr. Bahcall, and our letter agreements, in the case of our other executive officers, entered into between us and them and annual performance reviews conducted by the Compensation Committee, in the case of Dr. Bahcall, and by Dr. Bahcall for the other executive officers. Annual base salary increases, annual stock option awards and cash bonuses, if any, for Dr. Bahcall are determined by the Compensation Committee. Dr. Bahcall recommends annual base salary increases, annual stock option awards and cash bonuses, if any, for the other executive officers, which are reviewed and approved by the Compensation Committee.

  Employment Agreement with Dr. Safi Bahcall

        Pursuant to a letter agreement effective as of April 18, 2005 between us and Dr. Bahcall, we agreed to employ Dr. Bahcall as our President and Chief Executive Officer on an at-will basis. We also agreed that so long as Dr. Bahcall continues to serve as our President and Chief Executive Officer, he will be nominated by the Board of Directors for election as a director at each annual meeting preceding which his term as director expires. Under this agreement, Dr. Bahcall's current annual base salary is $405,000, and is subject to adjustment from time to time at the discretion of the Board of Directors or the Compensation Committee. Dr. Bahcall is also eligible to receive annual grants of stock options under our stock plans at the discretion of the Board of Directors or the Compensation Committee and, under our bonus policy, he is eligible to receive an annual performance-based bonus of up to 50% of his base salary, which amount, if any, is determined in the sole discretion of the Board of Directors or the Compensation Committee. Pursuant to the terms of this agreement, we may apply for and purchase key person life insurance on Dr. Bahcall in an amount determined by Synta and with Synta as the beneficiary and one or more other policies of insurance insuring Dr. Bahcall's life. To date, we have not purchased any life insurance on Dr. Bahcall. As a condition of employment, Dr. Bahcall has entered into a non-competition/non-solicitation agreement pursuant to which he has agreed not to compete with Synta or to solicit customers or employees of Synta for a period of 24 months after the termination of his employment.

  Offer Letters

        We do not have formal employment agreements with any of our other executive officers named in the Summary Compensation Table, however certain elements of the executive officers' compensation and other employment arrangements are set forth in letter agreements that we executed with each of them at the time their employment with us commenced. The letter agreements provide, among other things, the executive officer's initial annual base salary and initial stock option award. Each letter agreement provides that the executive officer's employment with us is on an at-will basis. As a condition to their employment, each executive officer has entered into a non-competition/non-solicitation agreement pursuant to which each officer has agreed not to compete with Synta or to solicit customers or employees of Synta for a period of 12 months after the termination of employment. These letter agreements are further described below. Since the date of the letter agreements, the compensation paid to each of these executive officers has been increased and additional equity awards have been awarded. In addition, under our bonus policy, each executive officer is eligible to receive an annual performance-based bonus up to a certain percentage of such officer's base salary, as noted below, which amount, if any, may be increased or decreased in the discretion of the Compensation Committee.

        Keith S. Ehrlich, C.P.A.    Pursuant to a letter agreement dated February 19, 2004, between us and Mr. Ehrlich, we agreed to employ Mr. Ehrlich as Vice President, Finance and Administration, beginning on March 1, 2004. In October 2006, Mr. Ehrlich began serving as our Chief Financial Officer. Mr. Ehrlich's annual base salary is currently $257,000. Under our bonus policy, Mr. Ehrlich is eligible to receive an annual performance-based bonus of up to 30% of his base salary.

        Michael P. Bailey.    Pursuant to a letter agreement dated July 9, 2008, between us and Mr. Bailey, we agreed to employ Mr. Bailey as Senior Vice President, Chief Commercial Officer, beginning on August 4, 2008. In addition to Mr. Bailey's stock option award to purchase up to 150,000 shares of common stock granted on the commencement of his employment, we also granted Mr. Bailey 25,000 restricted shares of common stock, which vest as to 50% on August 4, 2010 and as to 50% on August 4, 2011, provided he remains employed by us on such dates. Mr. Bailey's annual base salary is currently $315,000. Under our bonus policy, Mr. Bailey is eligible to receive an annual performance-based bonus of up to 40% of his base salary.

        Jeremy G. Chadwick, Ph.D.    Pursuant to a letter agreement dated April 15, 2004, between us and Dr. Chadwick, we agreed to employ Dr. Chadwick as Vice President, Program Management and Clinical Operations, beginning on May 17, 2004. In connection with the execution of the letter agreement, we paid Dr. Chadwick a lump sum bonus of $20,000. In October 2006, Dr. Chadwick began serving as our Senior Vice President, Program Management and Clinical Operations. Dr. Chadwick's annual base salary is currently $289,000. Under our bonus policy, Dr. Chadwick is eligible to receive an annual performance-based bonus of up to 40% of his base salary. Dr. Chadwick resigned from Synta effective April 30, 2010.

        Vojo Vukovic, M.D., Ph.D.    Pursuant to a letter agreement dated December 9, 2008, between us and Dr. Vukovic, we agreed to employ Dr. Vukovic as Vice President, Clinical Research, beginning on January 19, 2009. In connection with the execution of the letter agreement, we agreed to reimburse Dr. Vukovic for up to $50,000 of his expenses incurred in relocating from New Jersey to Massachusetts, all of which is repayable to us in the event that Dr. Vukovic's employment with us is terminated, voluntarily or otherwise, within 18 months of January 19, 2009. In July 2009, Dr. Vukovic was promoted to serve as our Senior Vice President, Chief Medical Officer. Dr. Vukovic's annual base salary is currently $320,000. Under our bonus policy, Dr. Vukovic is eligible to receive an annual performance-based bonus of up to 40% of his base salary.

        We also have severance and change of control arrangements in place with each of the executive officers named in our Summary Compensation Table. For a description and quantification of benefits payable to the executive officers in connection with a termination of employment or a change of control pursuant to these arrangements, see "—Potential Payments Upon Termination or Change of Control."

  Fiscal Year 2009 Equity Awards

        On April 13, 2009, the Compensation Committee awarded our executive officers option awards as part of the employee retention program described in the Compensation Discussion and Analysis. The size of the option awards granted to these executive officers under this program were in line with the target amounts established by the Compensation Committee for annual stock option awards for 2008 performance, based on 100% performance level: 126% for Vice Presidents, 156% for Senior Vice Presidents, and 380% for our Chief Executive Officer. These options vested as to 50% of the shares on January 13, 2010, and vest as to the remaining 50% of the shares on October 13, 2010.

        The only other equity award granted to one of our named executive officers in 2009 was the stock option to purchase up to 50,000 shares of common stock granted to Dr. Vukovic upon the commencement of his employment. Subject to the terms of the 2006 Stock Plan and the option agreement issued in connection with this grant, this option vests as to 25% of the shares on the first anniversary of the grant date and as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter.

        All of the stock options referenced above and set forth in the 2009 Grants of Plan-Based Awards table were issued under our 2006 Stock Plan and were granted with an exercise price per share equal to the fair market value of our common stock on the date of grant, which, in accordance with our 2006 Stock Plan, is the closing price of our common stock on the date of grant as reported by The Nasdaq Global Market. Stock option awards under our 2006 Stock Plan may vest in full upon a termination within six months following a change of control, and are subject to accelerated vesting under the severance and change of control agreements discussed below under "—Potential Payments Upon Termination or Change of Control."

  Fiscal Year 2009 Bonuses

  2009 Cash Payments Under Employee Retention Program

        As discussed above in the Compensation Discussion and Analysis under "—2009 Employee Retention Program," due to the suspension of our SYMMETRY trial and our other ongoing elesclomol studies in February 2009, which was followed by a workforce reduction of approximately 90 positions, to a total of approximately 130 positions, announced in March 2009, the Compensation Committee decided to not award cash bonuses for 2008 performance and to freeze salaries in 2009, except for some salary increases in connection with a limited number of promotions in 2009 for certain employees in positions below the level of Vice President.

        On April 13, 2009, the Compensation Committee approved an employee retention program that included cash retention payments to certain employees and executive officers, 50% of which amounts were paid on October 13, 2009 and the remaining 50% of which amounts were paid on April 13, 2010, provided that on each such date, the recipient was employed by us. The 50% portion of the cash payment that was paid on October 13, 2009 is reflected in the "Bonus" column of the Summary Compensation Table. The payment of the remaining 50% on April 13, 2010 will be reflected in the "Bonus" column of our Summary Compensation Table for the 2010 fiscal year, however the full amounts of the cash payments to our named executive officers are set forth in the Compensation Discussion and Analysis.

  Bonuses for 2009 Performance

        As discussed above in the Compensation Discussion and Analysis under "—Annual Bonus," the Compensation Committee approved our executives' bonus awards for 2009 performance in February 2010 following a review of progress against each of the specific revised 2009 corporate, financial, and operational goals in the context of the restructuring and significant change of circumstance driven by the February 2009 SYMMETRY trial results. The Compensation Committee concluded that the progress made in 2009 merited awarding to our Chief Executive Officer and other named executive officers, in aggregate, a cash bonus equal to 64% of their respective target bonus amounts and restricted stock totaling 29% of those target bonus amounts. The restricted stock grants vest as to 100% of the shares on the first anniversary of the date of grant, provided the executive remains employed by us on such date. The restricted stock awards to our executives were issued on March 1, 2010 and the number of shares granted to each executive was determined by dividing 29% of the executive's target bonus amount by the closing price of our common stock on March 1, 2010, or $4.02. The cash portion of the bonuses awarded to our named executive officers for fiscal year 2009, which were paid in 2010, is reflected in the Summary Compensation Table. The restricted stock grants to our named executive officers, which were granted on March 1, 2010, will be reflected in the compensation tables included in our compensation disclosure for the 2010 fiscal year, however the amounts of these restricted stock grants are set forth in the Compensation Discussion and Analysis.

 Outstanding Equity Awards at 2009 Fiscal Year-End

        The following table shows grants of stock options and grants of unvested stock awards outstanding on December 31, 2009, the last day of our fiscal year, to each of the executive officers named in the Summary Compensation Table.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Safi R. Bahcall, Ph.D.	37,500	(2)	—		14.00	(3)	2/15/15	—		—
President and Chief	50,000	(4)	—		14.00		2/15/16	—		—
Executive Officer	31,625		14,375	(5)	8.53		2/28/17	—		—
	43,750		56,250	(6)	8.82		2/27/18	—		—
	—		146,300	(7)	2.49		4/13/19	—		—
Keith S. Ehrlich, C.P.A.	37,500	(8)			14.00	(9)	5/27/14	—		—
Vice President, Finance and	13,425	(2)	—		14.00	(3)	2/15/15	—		—
Administration, Chief	20,571	(4)	—		14.00		2/15/16	—		—
Financial Officer	15,125		6,875	(10)	8.75		2/26/17	—		—
	12,678		16,302	(6)	8.82		2/27/18	—		—
	—		30,870	(7)	2.49		4/13/19	—		—
Michael P. Bailey	—		—		—		—	25,000	(11)	126,500
Senior Vice President,	46,875		103,125	(12)	7.69		8/4/18	—		—
Business Development,	—		46,800	(7)	2.49		4/13/19	—		—
Chief Business Officer
Jeremy G. Chadwick, Ph.D.*	37,500	(13)			14.00	(9)	5/27/14	—		—
Senior Vice President,	14,575	(2)	—		14.00	(3)	2/15/15	—		—
Program Management and	32,142	(4)	—		14.00		2/15/16	—		—
Clinical Operations	15,812		7,188	(10)	8.75		2/26/17	—		—
	16,380		21,060	(6)	8.82		2/27/18	—		—
	—		42,900	(7)	2.49		4/13/19	—		—
Vojo Vukovic, M.D., Ph.D.	—		50,000	(14)	7.27		1/19/19	—		—
Senior Vice President,	—		32,760	(7)	2.49		4/13/19	—		—
Chief Medical Officer

*
Dr. Chadwick resigned from Synta effective April 30, 2010 and all of his vested stock options held as of such date will expire to the extent unexercised on July 30, 2010.

(1)
The market value of the stock awards was determined by multiplying the number of shares by $5.06, the closing price of our common stock on The Nasdaq Global Market on December 31, 2009, the last day of our fiscal year.

(2)
The option vested as to 25% of the shares on February 15, 2006 and as to an additional 6.25% of the shares on the last day of each calendar quarter thereafter.

(3)
These options were originally granted at an exercise price of $22.00 per share and were repriced effective March 1, 2006 to $14.00 per share.

(4)
The option vested as to 25% of the shares on February 15, 2007 and as to an additional 6.25% of the shares on the last day of each calendar quarter thereafter.

(5)
The option vested as to 25% of the shares on February 28, 2008 and vests as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter.

(6)
The option vested as to 25% of the shares on February 27, 2009 and vests as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter.

(7)
The option vested as to 50% of the shares on January 13, 2010 and vests as to the remaining 50% of the shares on October 13, 2010.

(8)
The option vested as to 10,938 of the shares on March 1, 2005 and as to an additional 2,213 shares on the last day of each calendar quarter thereafter.

(9)
These options were originally granted at an exercise price of $16.00 per share and were repriced effective March 1, 2006 to $14.00 per share.

(10)
The option vested as to 25% of the shares on February 26, 2008 and vests as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter.

(11)
Represents a restricted stock grant for 25,000 shares, 12,500 shares of which vest on August 4, 2010 and the remaining 12,500 of which vest on August 4, 2011.

(12)
The option vested as to 25% of the shares on August 4, 2009 and vests as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter.

(13)
The option vested as to 25% of the shares on March 1, 2005 and as to an additional 6.25% of the shares on the last day of each calendar quarter thereafter.

(14)
The option vested as to 25% of the shares on January 19, 2010 and vests as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter.

2009 Option Exercises and Stock Vested

        The following table shows information regarding the vesting of stock awards held by each executive officer named in the Summary Compensation Table during the fiscal year ended December 31, 2009.

There were no exercises of options to purchase our common stock by the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2009.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
Safi R. Bahcall, Ph.D.	25,000	158,000
President and Chief Executive Officer
Keith S. Ehrlich, C.P.A.	12,500	79,000
Vice President, Finance and Administration, Chief Financial Officer
Michael P. Bailey	—	—
Senior Vice President, Business Development, Chief Business Officer
Jeremy G. Chadwick, Ph.D.*	12,500	79,000
Senior Vice President, Program Management and Clinical Operations
Vojo Vukovic, M.D., Ph.D.	—	—
Senior Vice President, Chief Medical Officer

*
Dr. Chadwick resigned from Synta effective April 30, 2010.

(1)
All shares vested on January 5, 2009. The value realized is calculated by multiplying the number of vested shares times $6.32, the closing price of our common stock on January 5, 2009.

Pension Benefits

        We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

        We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change of Control

        We have entered into agreements and maintain certain plans that may require us to make certain payments and/or provide certain benefits to the executive officers named in the Summary Compensation Table in the event of a termination of employment or a change of control.

Severance Arrangements with Dr. Safi Bahcall, President and Chief Executive Officer

        Pursuant to our employment agreement with Dr. Bahcall, in the event of termination without cause, Dr. Bahcall is entitled to continue to receive his then-current base salary for a period of 24 months. As a condition to the receipt of the aforementioned severance payments, Dr. Bahcall will be required to execute and deliver a written release of Synta from any and all claims arising in connection with his employment. Dr. Bahcall has also entered into a non-competition/non-solicitation agreement pursuant to which he has agreed not to compete with Synta or to solicit customers or employees of Synta for a period of 24 months after the termination of his employment.

        Pursuant to the terms of the employment agreement, a termination of Dr. Bahcall "without cause" includes, but is not limited to, Dr. Bahcall's resignation following a significant and material diminution in title, salary, duties or responsibilities by us. The preceding sentence notwithstanding, "cause" includes (but is not limited to): (i) any substantial malfeasance or non-feasance of duty, (ii) any material breach by Dr. Bahcall of any of the terms of the Confidential Information Agreement and Non-Competition Agreement between him and us, (iii) any attempt by Dr. Bahcall to secure any improper personal profit in connection with our business or any of our affiliates, (iv) Dr. Bahcall's conviction, or the entry of a pleading of guilty or nolo contendre to, any crime involving moral turpitude or any felony, or (v) any conduct substantially injurious or prejudicial to our business or that of our affiliates.

Severance and Change of Control Agreements with our Other Named Executive Officers

  Severance and Change of Control Agreements with our Senior Vice Presidents

        Pursuant to the terms of the severance and change of control agreements entered into with our Senior Vice Presidents, including our named executive officers Michael P. Bailey, Jeremy G. Chadwick, Ph.D. and Vojo Vukovic, M.D., Ph.D., in the event of a termination other than for "cause" or in the event the officer terminates for "good reason" (as such terms are defined in the agreements and set forth below), Mr. Bailey and Drs. Chadwick and Vukovic are entitled to receive the following:

  •
  continuation of salary at the officer's then-current base salary for a period of six months;

  •
  acceleration of vesting of outstanding stock option awards that would have vested during the six month period following the officer's date of termination; and

  •
  continuation of health benefits for up to six months.

        In the event that within one year following a "change of control" (as defined in the agreements and set forth below) the officer's employment is terminated other than for cause or the officer terminates his employment for good reason, Mr. Bailey and Drs. Chadwick and Vukovic are entitled to receive the following:

  •
  payment of an amount equal to 12 months of the officer's then-current base salary;

  •
  payment of a separation bonus equal to the officer's target annual bonus for the year in which the termination occurs, prorated for the portion of the year in which the officer was employed;

  •
  full acceleration of vesting of equity awards outstanding immediately prior to termination; and

  •
  continuation of health benefits for up to 12 months.

  Severance and Change of Control Agreements with our Vice Presidents

        Pursuant to the terms of the severance and change of control agreements entered into with our Vice Presidents, including our named executive officer Keith Ehrlich, in the event of a termination other than for cause or in the event Mr. Ehrlich terminates for good reason, Mr. Ehrlich is entitled to receive the following:

  •
  continuation of salary at his then-current base salary for a period of three months;

  •
  acceleration of vesting of outstanding stock option awards that would have vested during the three month period following Mr. Ehrlich's date of termination; and

  •
  continuation of health benefits for up to three months.

        In the event that within one year following a change of control Mr. Ehrlich's employment is terminated other than for cause or he terminates his employment for good reason, Mr. Ehrlich is entitled to the same payments and benefits as Mr. Bailey and Drs. Chadwick and Vukovic are entitled to under such circumstances and described above.

        Receipt of any payments or benefits under the agreements at the time of termination will be conditioned on the officer executing a written release of Synta from any and all claims arising in connection with his employment.

  Defined Terms in Severance and Change of Control Agreements

        As defined in the severance and change of control agreements:

        "Cause" includes, but is not limited to: (i) dishonesty with respect to us or any affiliate, parent or subsidiary of ours; (ii) insubordination; (iii) substantial malfeasance or nonfeasance of duty; (iv) unauthorized disclosure of confidential information; (v) breach of any material provision of any employment, consulting, advisory, non-disclosure, invention assignment, non-competition, or similar agreement between us and the executive officer; or (vi) conduct substantially prejudicial to our business or of any affiliate, parent or subsidiary of ours. Our Board of Directors has sole discretion to determine the existence of cause, and its determination will be conclusive on us and the executive officer. Cause is not limited to events which have occurred prior to the termination of the executive officer's service, nor is it necessary that the finding of cause occur prior to such termination. If the Board of Directors determines, subsequent to the executive officer's termination of service, that either prior or subsequent to the termination the executive officer engaged in conduct which would constitute cause, then the executive officer will have no right to any benefit or compensation under the severance and change of control agreement.

        A "change of control" means the occurrence of any of the following events:

  (i)
  Any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of our securities representing 50% or more of the total voting power represented by our then outstanding voting securities (excluding for this purpose any such voting securities held by us, or any affiliate, parent or subsidiary of ours, or by any employee benefit plan of ours) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

  (ii)
  (A) A merger or consolidation of us whether or not approved by the Board of Directors, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by our voting securities or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; (B) or our stockholders approve an agreement for the sale or disposition by us of all or substantially all of our assets; or

  (iii)
  A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are "Incumbent Directors," which means directors who either (A) were directors as of the date that the severance and change of control agreement was executed, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors, or by a committee of the Board of Directors made up of at least a majority of the Incumbent Directors, at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

        "Good reason" means: (i) the executive officer, as a condition of remaining an employee of ours, is required to change the principal location where he or she renders services to us to a location more than 50 miles from his or her then-current location of employment; (ii) there occurs a material adverse change in the executive officer's duties, authority or responsibilities which causes his or her position with us to become of significantly less responsibility or authority than his or her position was on the date the severance and change of control agreement was executed; or (iii) there occurs a material reduction in the executive officer's base salary.

Change of Control Arrangements Under Our 2001 Stock Plan and 2006 Stock Plan

        Under our 2001 Stock Plan and 2006 Stock Plan, in the event of a termination of our outstanding options in connection with a corporate transaction, where outstanding options are not assumed or substituted, all outstanding options shall become fully exercisable immediately prior to their termination. In addition, in the event of a change of control where outstanding options are assumed or substituted or in the event of a change of control that does not constitute a corporate transaction under our 2001 Stock Plan or 2006 Stock Plan, all outstanding options will become immediately exercisable in full and all rights of repurchase with respect to outstanding stock grants shall terminate if on or prior to the date that is six months after the date of the change of control event (i) a participant's service with us or our succeeding corporation is terminated by us or the succeeding corporation without cause; (ii) a participant terminates his or her service with us as a result of being required to change the principal location where he or she renders services to a location more than 50 miles from his or her location of service immediately prior to the change of control event; or (iii) the participant terminates his or her service after there occurs a material adverse change in a participant's duties, authority or responsibilities which cause such participant's position with us to become of significantly less responsibility or authority than such participant's position was immediately prior to the change of control. Our 2006 Stock Plan allows the Board of Directors to make appropriate adjustments for other stock-based awards. The term "change of control" under our stock plans has the same definition as it does under our severance and change of control agreements.

Potential Payments Upon a December 31, 2009 Termination

  Dr. Safi Bahcall, President and Chief Executive Officer

        The following table summarizes the potential payments to Dr. Bahcall, our President and Chief Executive Officer, under his employment agreement and our 2001 and 2006 Stock Plans assuming that a termination occurred under the circumstances set forth in the column headings. The information presented assumes that the termination occurred on December 31, 2009, the last business day of our most recently completed fiscal year. The closing price of our common stock as listed on The Nasdaq Global Market on December 31, 2009 was $5.06 per share.

Executive Benefits and Payments Upon Termination	Termination within Six Months Following a Change of Control	Involuntary Not for Cause Termination
Base Salary	$770,000	$770,000
Acceleration of Vesting of Equity	100%	0%
Number of Vesting Stock Options and Value upon Termination(1)	216,925 shares	—
	$375,991	—

Total	$1,145,991	$770,000

(1)
Value upon termination is calculated using a value for our common stock of $5.06 per share, the closing price of our common stock on The Nasdaq Global Market on December 31, 2009 and subtracting the applicable option exercise price.

  Our Other Named Executive Officers

        The following table summarizes the potential payments to our named executive officers, other than Dr. Bahcall, under the severance and change of control agreements assuming that a termination occurred under the circumstances set forth in the column headings. The information presented assumes that the termination occurred on December 31, 2009, the last business day of our most recently completed fiscal year. The closing price of our common stock as listed on The Nasdaq Global Market on December 31, 2009 was $5.06 per share.

Name	Executive Benefits and Payments upon Termination	Termination without Cause or Resignation for Good Reason		Termination without Cause or Resignation for Good Reason within One Year Following a Change of Control
Keith S. Ehrlich, C.P.A.	Base Salary	$61,250		$245,000
Vice President, Finance and	Bonus	$—		$73,500
Administration, Chief	Number of Vesting Stock Options	18,621		54,047
Financial Officer	and Value upon Termination	$39,668	(1)	$79,336	(2)
	Cobra Benefits	$2,920		$12,769

	Total	$103,838		$410,605

Michael P. Bailey	Base Salary	$150,000		$300,000
Senior Vice President,	Bonus	$—		$120,000
Chief Business Officer	Number of Vesting Stock Options	42,150		149,925
	and Value upon Termination	$60,138	(3)	$120,276	(2)
	Number of Vesting Shares of Stock	—		25,000
	and Value upon Termination	$—		$126,500	(4)
	Cobra Benefits	$6,203		$12,769

	Total	$216,341		$679,545

Jeremy G. Chadwick, Ph.D.*	Base Salary	$137,500		$275,000
Senior Vice President,	Bonus	$—		$110,000
Program Management and	Number of Vesting Stock Options	29,004		71,148
Clinical Operations	and Value upon Termination	$55,127	(3)	$110,253	(2)
	Cobra Benefits	$6,203		$12,769

	Total	$198,830		$508,022

Vojo Vukovic, M.D., Ph.D.	Base Salary	$130,000		$260,000
Senior Vice President,	Bonus	$—		$104,000
Chief Medical Officer	Number of Vesting Stock Options	32,005		82,760
	and Value upon Termination	$42,096	(3)	$84,193	(2)
	Cobra Benefits	$6,203		$12,769

	Total	$178,299		$460,962

*
Dr. Chadwick resigned from Synta effective April 30, 2010 and did not receive any payments or other benefits in connection with his resignation.

(1)
The value of the accelerated stock option vesting was calculated by multiplying the number of shares underlying options that would have vested in the three months following December 31, 2009 by $5.06 per share and subtracting the applicable option exercise price.

(2)
The value of the accelerated stock option vesting was calculated by multiplying the number of shares underlying all outstanding unvested options as of December 31, 2009 by $5.06 per share and subtracting the applicable option exercise price.

(3)
The value of the accelerated stock option vesting was calculated by multiplying the number of shares underlying options that would have vested in the six months following December 31, 2009 by $5.06 per share and subtracting the applicable option exercise price.

(4)
The value of the accelerated restricted stock vesting was calculated by multiplying the number of unvested shares as of December 31, 2009 by $5.06.

 Director Compensation

        The following table sets forth a summary of the compensation earned by our directors and/or paid to certain of our directors in 2009 pursuant to certain agreements we have with them, other than Dr. Bahcall:

Name	Fees Earned or Paid in Cash($)		Stock Awards ($)(1)	Option Awards ($)(2)		All Other Compensation ($)		Total ($)
Keith R. Gollust(3)	30,000	(4)	40,000	15,200	(5)	—		85,200
Lan Bo Chen, Ph.D.(3)	—		—	—		220,000	(6)	220,000
Bruce Kovner(3)	10,000	(7)	40,000	10,450	(8)	—		60,450
William S. Reardon, C.P.A.(3)	45,000	(9)	10,000	10,450	(8)	—		65,450
Robert N. Wilson(3)	30,000	(4)	20,000	10,450	(8)	—		60,450

(1)
These amounts represent the aggregate grant date fair value of stock awards granted in fiscal year 2009 computed in accordance with FASB ASC Topic 718. See our discussion of "Stock-Based Compensation" under Note 2 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 (the "Form 10-K") for details as to the assumptions used to determine the grant date fair value of the option awards. See also our discussion of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates" of the Form 10-K.

(2)
These amounts represent the aggregate grant date fair value of stock options granted in fiscal year 2009 computed in accordance with FASB ASC Topic 718. See our discussion of "Stock-Based Compensation" under Note 2 to our audited consolidated financial statements included in the Form 10-K for details as to the assumptions used to determine the grant date fair value of the option awards. See also our discussion of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates" of the Form 10-K.

(3)
The following table shows the total number of outstanding and vested stock options, and shares of outstanding and restricted common stock as of December 31, 2009, the last day of our fiscal year, that have been issued as director compensation.

Name	# of Stock Options Outstanding	# of Stock Options Vested	Shares of Common Stock Outstanding	Shares of Common Stock Restricted
Keith R. Gollust	216,000	212,000	35,306	8,403
Lan Bo Chen, Ph.D.	—	—	—	—
Bruce Kovner	65,688	62,938	27,788	8,403
William S. Reardon, C.P.A.	26,000	23,250	8,376	2,100
Robert N. Wilson	73,500	70,750	24,204	4,201
(4)
Consists of $20,000 in fees paid for committee service during the fiscal year ended December 31, 2009 and $10,000 as the elected form of payment for board service from July 1, 2009 through June 30, 2010.

(5)
Consists of $4,750, representing the grant date fair value of an option to purchase 2,500 shares of common stock, and $10,450, representing the grant date fair value of an option to purchase 5,500 shares of common stock, both of which were granted on July 1, 2009.

(6)
Consists of $120,000 in fees paid in 2009 for consulting services pursuant to our consulting agreement with Dr. Chen and $100,000 in payments remitted in 2009 pursuant to our agreement and release with Dr. Chen, both of which agreements are further described below.

(7)
Represents fees paid for committee service during the fiscal year ended December 31, 2009.

(8)
Represents the grant date fair value of an option grant to purchase 5,500 shares of common stock granted on July 1, 2009.

(9)
Consists of $15,000 in fees paid for committee service during the fiscal year ended December 31, 2009, $15,000 as the elected form of payment for board service from July 1, 2008 through June 30, 2009, and $15,000 as the elected form of payment for board service from July 1, 2009 through June 30, 2010.

  Director Compensation Policy

        In January 2005, our Board of Directors approved our Director Compensation Policy, which was amended and restated in June 2008 and June 2009.

Initial Stock Option Grant Upon Election

        Pursuant to this policy, each non-employee director automatically receives an option to purchase 15,000 shares of our common stock upon his or her initial appointment to our Board of Directors. These options vest as to 25% of such grant on the first anniversary of the grant date and as to an additional 6.25% of such grant on the last day of each successive three-month period thereafter, subject to the non-employee director's continued service as a director. The exercise price of these options is equal to the fair market value of our common stock on the date of grant.

Annual Compensation

        Under our Director Compensation Policy, each non-employee director is compensated on an annual basis for providing services to Synta. Director compensation is paid for the period from July 1 through June 30 of each year. Annual restricted stock and stock option awards are granted automatically without any further action required by the Board of Directors on July 1 of each year, which is referred to below as the "Annual Grant Date."

  Annual Compensation in the Form of Cash and/or Restricted Stock

        Each non-employee director receives compensation consisting of one of the following combinations of cash and/or a grant of our common stock, at the election of each non-employee director, as follows:

  •
  $40,000 cash;

  •
  $30,000 cash and such number of shares of restricted common stock with a value of $10,000 on the Annual Grant Date;

  •
  $20,000 cash and such number of shares of restricted common stock with a value of $20,000 on the Annual Grant Date;

  •
  $10,000 cash and such number of shares of restricted common stock with a value of $30,000 on the Annual Grant Date; or

  •
  such number of shares of restricted common stock with a value of $40,000 on the Annual Grant Date.

        In addition, the chairman of the Board of Directors, provided he or she is a non-employee director, receives an additional annual fee of $20,000 consisting of cash and/or a grant of our common stock, at the election of the chairman, as follows:

  •
  $20,000 cash;

  •
  such number of shares of restricted common stock with a value of $20,000 on the Annual Grant Date; or

  •
  any combination of cash or grant of shares of restricted common stock that equals $20,000.

        The number of shares to be received by a non-employee director is calculated by dividing the total dollar amount that the non-employee director has elected to be paid in shares of common stock by the fair market value of the shares of our common stock on the Annual Grant Date, which is defined in our 2006 Stock Plan as the closing price of the common stock on such date, or if such date is not a trading day, then the last market trading day prior to July 1. Shares granted are subject to a lapsing repurchase right such that the shares are subject to forfeiture to us if a non-employee director does not continue to serve as a member of the Board of Directors, or with respect to shares issued as part of the chairman's compensation, as chairman of the Board of Directors, as of the end of the applicable quarter as follows: the repurchase right lapses as to 25% of each such grant on each of September 30, December 31, March 31 and June 30 thereafter.

  Annual Stock Option Awards

        Under our Director Compensation Policy, each non-employee director receives an annual option grant on the Annual Grant Date to purchase 5,500 shares of our common stock, and the chairman of the Board of Directors, provided he or she is a non-employee director, receives an additional annual option grant on the Annual Grant Date to purchase 2,500 shares of our common stock. The options have an exercise price equal to the fair market value of our common stock on the Annual Grant Date and vest as to 25% of the shares on each of September 30, December 31, March 31 and June 30 thereafter, subject to the non-employee director's continued service as a director or chairman, as applicable.

        In the event of termination of service of a non-employee director, options and restricted stock granted under our Director Compensation Policy will vest to the extent of a pro rata portion through the non-employee director's last day of service as a director or as chairman, as applicable, based on the number of days accrued in the applicable period prior to his or her termination of service. Each non-employee director stock option will terminate on the earlier of ten years from the date of grant and three months after the recipient ceases to serve as a director, except in the case of death or disability, in which event the option will terminate one year from the date of the director's death or disability.

        The option and restricted stock awards granted in 2009 and disclosed in the above Director Compensation Table were granted under our 2006 Stock Plan.

  Committee Fees

        Pursuant to our Director Compensation Policy, each non-employee director also receives an annual fee of $5,000 for each committee of the Board of Directors on which such individual serves. However, the chairman of each committee, other than the Audit Committee, receives an annual fee of $10,000, and the chairman of the Audit Committee receives an annual fee of $15,000 for services as chairman.

  Expenses

        We reimburse each member of our Board of Directors who is not an employee for reasonable travel and other expenses in connection with attending meetings of the Board of Directors.

  Consulting Agreement with Dr. Lan Bo Chen

        In 2002, we entered into an oral consulting agreement with Dr. Chen pursuant to which Dr. Chen provided consulting services as mutually determined by us and Dr. Chen from time to time. This consulting agreement had no definitive term. Under the terms of the agreement, we provided compensation to Dr. Chen of $25,000 per month. In April 2005, we entered into a written consulting agreement with Dr. Chen pursuant to which he has agreed to provide consulting services to us and to serve as the chairman and/or a member of our scientific advisory board. This written agreement supersedes the aforementioned oral agreement. Under the original terms of this agreement, we agreed to pay Dr. Chen $25,000 per month for these services. In March 2007, we amended the consulting agreement to reduce the fee from $25,000 to $10,000 per month. This written agreement has no definitive term and may be terminated by us or Dr. Chen upon 15 days advance written notice. The agreement also contains a one-year post termination non-competition and non-solicitation provision. We paid Dr. Chen $120,000 in 2009 under this agreement.

  Agreement and Release with Dr. Lan Bo Chen

        In January 2005, we entered into an Agreement and Release with Dr. Chen whereby we resolved all outstanding matters regarding various oral understandings and arrangements between Dr. Chen and Synta, including arrangements relating to (1) the assignment by Dr. Chen of the benefit of his interests, if any, resulting from our acquisition of the assets of Cancer Genomics, Inc., Kava Pharmaceuticals, Inc., and SinglePixel Biomedical, Inc., (2) Dr. Chen's assignment of inventions, non-competition, non-solicitation and confidentiality agreements with us, and (3) a general release by Dr. Chen of any and all claims that Dr. Chen may have had against us. Pursuant to this agreement we paid Dr. Chen $500,000 payable in $25,000 installments quarterly for five years. We paid Dr. Chen the final $100,000 payable under this agreement in 2009.

Risks Related to Compensation Practices and Policies

        The Compensation Committee maintains a pay-for-performance compensation philosophy, but also recognizes that providing certain types of compensation incentives may inadvertently motivate individuals to act in ways that could be detrimental to the organization as a whole in order to maximize personal compensation. To minimize such risk, the Compensation Committee reviews at least annually the overall structure and individual components of our compensation program. The Compensation Committee also performs an annual evaluation to ensure that salary levels, equity awards and other elements of compensation are benchmarked against appropriate standards and that incentives provided for achievement of target goals are balanced between short-term rewards and longer-term enhancement of shareholder value. Based on its review, the Compensation Committee has concluded that any risks created by our compensation policies and procedures are not reasonably likely to have a material adverse effect on our company or business.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain aggregate information with respect to all of our equity compensation awards in effect as of December 31, 2009:

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Security Holders(1)	4,900,598	$8.95	2,301,133	(2)
Equity Compensation Plans not Approved by Security Holders	—	—	—

Total	4,900,598	$8.95	2,301,133

(1)
These plans consist of our 2006 Stock Plan and our 2001 Stock Plan. In connection with the adoption of our 2006 Stock Plan in March 2006, our 2001 Stock Plan was terminated and thereafter no further stock options were granted under the 2001 Plan. All outstanding stock options and stock grants granted under the 2001 Plan remained outstanding and subject to their terms and the terms of the 2001 Plan.

(2)
Represents shares of common stock available for future issuance under our 2006 Stock Plan. Our 2006 Stock Plan contains an "evergreen provision" which allows for an annual increase in the number of shares available for issuance under the plan on the first day of each of our fiscal years during the period beginning in fiscal year 2008 and ending on the second day of fiscal year 2016. The annual increase in the number of shares shall be equal to the lowest of (i) 1,300,000 shares; (ii) 5% of our outstanding shares on the first day of the fiscal year; and (iii) an amount determined by our Board of Directors. Under this provision, no annual increase shall be made to the extent that the number of shares of common stock available for issuance under the 2006 Stock Plan and all other employee or director stock plans would exceed 25% of our outstanding shares on the first day of the applicable fiscal year. On January 1, 2010, the number of shares of common stock authorized for issuance under the 2006 Stock Plan was automatically increased by 1,300,000 shares pursuant to this evergreen provision, however, in February 2010, our Board of Directors determined to decrease the number of shares available under the 2006 Stock Plan by 1,300,000 shares.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement.

MEMBERS OF THE COMPENSATION COMMITTEE:
Robert N. Wilson (Chairman) Bruce Kovner Keith R. Gollust

 REPORT OF AUDIT COMMITTEE

        The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

        The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee's role and responsibilities are set forth in a charter adopted by the Board, which is available on our website at www.syntapharma.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent auditors. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2009, the Audit Committee took the following actions:

  •
  Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009 with management and Ernst & Young LLP, our independent public accountants;

  •
  Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

  •
  Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP's communications with the Audit Committee and the Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

        Based on the Audit Committee's review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE
William S. Reardon, C.P.A. (Chairman) Keith R. Gollust Robert N. Wilson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis. We received either a written statement from our directors, officers and 10% stockholders or know from other means that any required Forms 5 were filed or that no Forms 5 were required to be filed.

 CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        Except as set forth below and in this proxy statement under the caption "Executive Officer and Director Compensation," there were no transactions to which we were a party since the beginning of 2008 through the date of this proxy statement with our directors and officers and beneficial owners of more than 5% of our voting securities and their affiliates.

Participation in Public Offering

        In January 2010, we completed an underwritten public offering of 6,388,889 shares of our common stock, which includes the exercise of the underwriters' over-allotment option to purchase 833,333 shares, and the purchase of an aggregate of 772,222 shares by the following members of our Board of Directors:

Name	Number of Shares of Common Stock Purchased	Aggregate Purchase Price
Safi R. Bahcall	22,222	$99,999
Keith R. Gollust	100,000	$450,000
Bruce Kovner	550,000	$2,475,000
Robert N. Wilson	100,000	$450,000

        The public offering price of $4.50 per share was determined through negotiations between us and the representatives of the underwriters of the offering based on several factors, including our future prospects and those of our industry in general, our financial operating information in recent periods, and market prices of securities and financial and operating information of companies engaged in activities similar to ours.

        In accordance with our policy for the approval of related person transactions described below, William S. Reardon, chairman of the Audit Committee and the sole non-interested member of the Audit Committee, pre-approved the participation of these directors in the offering on behalf of the Audit Committee.

Policy for Approval of Related Person Transactions

        Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest:

  •
  our executive officers;

  •
  our directors;

  •
  the beneficial owners of more than 5% of our securities;

  •
  the immediate family members of any of the foregoing persons; and

  •
  any other persons whom the Board of Directors determines may be considered related persons.

        For purposes of these procedures, "immediate family members" means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household with the executive officer, director or 5% beneficial owner.

        In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chairman of the Audit Committee in some circumstances. No related person transaction shall be entered into prior to the completion of these procedures.

        The Audit Committee or its chairman, as the case may be, shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the chairman determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to Synta; the impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit Committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our Board of Directors currently consists of six members, classified into three classes as follows: Lan Bo Chen, Ph.D. and William S. Reardon, C.P.A. constitute the Class I directors with a term ending at the 2011 annual meeting of stockholders; Keith R. Gollust and Robert N. Wilson constitute the Class II directors with a term ending at the 2012 annual meeting of stockholders; and Safi R. Bahcall, Ph.D. and Bruce Kovner constitute the Class III directors with a term ending at the upcoming annual meeting of stockholders. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

        On February 2, 2010, the Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate Safi R. Bahcall, Ph.D. and Bruce Kovner for election at the annual meeting for a term of three years to serve until the 2013 annual meeting of stockholders, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal. Unless authority to vote for any of these nominees is withheld, the shares represented by a validly executed proxy will be voted FOR the election as directors of Dr. Bahcall and Mr. Kovner. In the event that any nominee should become unable or unwilling to serve, the shares represented by a validly executed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place, unless the Board chooses to reduce the number of directors serving on the Board. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

        A plurality of the shares voted at the annual meeting is required to elect each nominee as a director.

        THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF DR. BAHCALL AND MR. KOVNER AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2—APPROVAL OF THE AMENDED AND RESTATED 2006 STOCK PLAN
FOR PURPOSES OF COMPLYING WITH
SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

        Prior to our initial public offering in February 2007, our Board of Directors and our stockholders approved the 2006 Stock Plan. On July 30, 2008, our Compensation Committee, as Administrator of our 2006 Stock Plan, approved an amendment to our 2006 Stock Plan to increase the maximum number of shares underlying stock rights that may be granted to any one individual during any one fiscal year from 125,000 shares to 300,000 shares, and at which time we renamed the plan the "Amended and Restated 2006 Stock Plan." This increase was made in connection with the grant of equity awards to our Chief Commercial Officer at the time he commenced employment with us. Under pertinent IRS regulations, grants made to "Covered Employees" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally the executive officers named in the Summary Compensation Table on page 28) under the 2006 Stock Plan prior to the amendment of the 2006 Stock Plan (the "Reliance Period") are not subject to the cap on our tax deduction imposed by Section 162(m) of the Code with respect to compensation in excess of $1,000,000 per Covered Employee in any year.

        At the annual meeting, our stockholders will be asked to approve a proposed Amended and Restated 2006 Stock Plan so that certain grants made after the approval by our stockholders of this Proposal No. 2 to Covered Employees under the Amended and Restated 2006 Stock Plan, including non-qualified stock options, restricted stock and other stock-based awards subject to performance-based vesting or grant, may qualify as "performance-based compensation" under Section 162(m) of the Code after the Reliance Period and therefore be exempt from the cap on our tax deduction imposed by Section 162(m) of the Code. The proposed Amended and Restated 2006 Stock Plan specifies the objective performance measures which the Compensation Committee may choose from as the basis for granting, and/or vesting of "performance-based" equity compensation. It also provides for an increase in the maximum number of shares underlying stock rights that may be granted to any one individual during any one fiscal year from 300,000 to 500,000 shares. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" approval of the proposed Amended and Restated 2006 Stock Plan.

        The proposed Amended and Restated 2006 Stock Plan is structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent practicable, the tax deduction available to us for awards made under the proposed Amended and Restated 2006 Stock Plan to Covered Employees. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of its Covered Employees unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. Although we have not approached the $1,000,000 compensation level for any of our Covered Employees, we believe that it is in the best interests of us and our stockholders to structure the Amended and Restated 2006 Stock Plan so that we are in a position to maximize corporate deductibility of executive compensation to the extent that it is practicable to do so. In addition, although the Board of Directors reserves the right to modify our executive compensation programs and policies in the future and we cannot predict the amount of compensation that may ultimately be taxable to a Covered Employee, we do not currently anticipate any changes to our executive compensation program that would cause any of our Covered Employees to exceed the $1,000,000 compensation level. However, as noted above, we believe it is prudent to be in a position to maximize tax deductibility if the Section 162(m) of the Code exception becomes relevant. In order to qualify as performance-based compensation, the compensation paid under a plan to Covered Employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based compensation exception, stockholders must be advised of, and must approve, the material terms

(or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (a) the employees eligible to receive compensation; (b) a description of the business criteria on which the performance goal is based; and (c) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The proposed Amended and Restated 2006 Stock Plan provisions regarding eligibility and the maximum amount of compensation that may be granted during any calendar year are described below under "Eligibility and Limitations on Grants" and the performance goals are described below under "Performance Goals."

        The material features of the Amended and Restated 2006 Stock Plan currently in effect are:

  •
  5,100,000 shares of our common stock have been reserved for the issuance of awards under the plan. We are not currently asking our stockholders to approve an increase in the number of shares reserved for issuance under the plan.

  •
  The plan contains an "evergreen provision" which allows for an automatic annual increase in the number of shares available for issuance under the plan on January 1 of each year until the second day of fiscal year 2016. The annual increase in the number of shares shall be equal to the lesser of:

  •
  1,300,000 shares;

  •
  5% of our outstanding shares on the first day of the fiscal year; or

  •
  an amount determined by our Board of Directors.

    Under this provision, no annual increase shall be made to the extent that the number of shares of common stock available for issuance under the Amended and Restated 2006 Stock Plan and all other employee or director stock plans would exceed 25% of our outstanding shares on the first day of the applicable fiscal year.

  •
  The shares issued by us under the plan will be authorized but unissued shares. The shares underlying any awards that are forfeited, canceled, expire or are terminated (other than by exercise) under the plan are added back to the shares available for issuance under the plan. Shares tendered or held back upon exercise of an option or settlement of an award granted under the plan to cover the exercise price or tax withholding are not available for future issuance under the plan.

  •
  The award of incentive stock options, non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards is permitted.

  •
  Any material amendment is subject to approval by our stockholders.

  •
  The Amended and Restated 2006 Stock Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the plan.

        Each executive officer is an eligible participant under the Amended and Restated 2006 Stock Plan and has an interest in this proposal. Based solely on the closing price of our common stock as reported on The Nasdaq Global Market on March 31, 2010 and the maximum number of shares that would have been available for awards as of such date (and assuming that no outstanding awards under the Amended and Restated 2006 Stock Plan are forfeited, cancelled or terminated as of such date), the maximum aggregate market value of the shares that could potentially be issued under the Amended and Restated 2006 Stock Plan is $20,971,404.

        Our Board of Directors believes that it is important to maintain our flexibility to make awards to Covered Employees after the Reliance Period and to preserve our tax deduction for such awards that qualify as "performance-based compensation" under Section 162(m) of the Code.

Summary of the Proposed Amended and Restated 2006 Stock Plan

        The following is a summary of the terms of the proposed Amended and Restated 2006 Stock Plan. This summary is qualified in its entirety by reference to the complete text of the proposed Amended and Restated 2006 Stock Plan, which is attached as Appendix A to this proxy statement and incorporated herein by reference. The summary is not intended to be a complete description of the terms of the proposed Amended and Restated 2006 Stock Plan.

        Plan Administration.    Our Compensation Committee has full power and authority, subject to the provisions of the proposed Amended and Restated 2006 Stock Plan and applicable law, to select the participants to whom awards will be granted, to make any combination of awards to participants, to determine the number of shares of common stock to be covered by awards, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, including but not limited to, whether the vesting or payment of all or any portion of any award may be subject to one or more performance goals. To the extent permitted under applicable law, our Compensation Committee may delegate to any person all or part of the Compensation Committee's authority and duties with respect to the granting of awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or Covered Employees.

        Eligibility and Limitations on Grants.    Persons eligible to participate in the proposed Amended and Restated 2006 Stock Plan will be our officers, employees, directors and consultants and prospective employees and our subsidiaries as selected from time to time by our Compensation Committee, including our 11 directors and executive officers, of which four are non-employee directors. The granting of awards under the proposed Amended and Restated 2006 Stock Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group. Approximately 130 individuals will be eligible to participate in the proposed Amended and Restated 2006 Stock Plan.

        No more than 500,000 stock rights may be granted to any one individual during any one fiscal year.

        Performance Goals.    To ensure that certain awards granted under the proposed Amended and Restated 2006 Stock Plan to a Covered Employee qualify as "performance-based compensation" under Section 162(m) of the Code, the proposed Amended and Restated 2006 Stock Plan provides that our Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria related to objectives of Synta, an affiliate of Synta or a division or strategic business unit of Synta in which the relevant participant is employed, such as: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; or (xiii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions. As discussed above, if we determine to make awards under the proposed Amended Restated 2006 Stock Plan subject to the attainment of performance goals, the Compensation Committee intends that compensation paid under the proposed Amended and Restated 2006 Stock Plan will not be subject to the deductibility limitation imposed under Section 162(m) of the Code.

        Stock Options.    The proposed Amended and Restated 2006 Stock Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the proposed Amended and Restated 2006 Stock Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of our common stock on the date of grant.

        The term of each option will be fixed by our Compensation Committee and may not exceed ten years from the date of grant. Our Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by our Compensation Committee. Options may be exercised in whole or in part with written notice to us.

        Upon exercise of options, the option exercise price must be paid in full either (i) in cash, by check or other instrument acceptable to our Compensation Committee, (ii) by tendering unrestricted shares of common stock owned by the optionee for at least six months that have a fair market value equal as of the date of exercise to the cash exercise price of the options, (iii) having us retain from the shares otherwise issuable upon exercise of the options a number of shares having a fair market value equal as of the date of exercise to the cash exercise price of the options, (iv) by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, (v) subject to applicable law, by a "cashless exercise" through a broker pursuant to an established cashless exercise program with a securities brokerage firm, or (vi) by any combination of (i), (ii), (iii), (iv) or (v) above.

        To qualify as incentive options, options must meet additional Federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one fiscal year.

        Restricted Stock.    Our Compensation Committee may award shares to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

        Stock-Based Awards.    Our Compensation Committee may award other stock-based awards valued by reference to or otherwise based on shares of common stock including, without limitation, the grant of shares of common stock, the grant of securities convertible into shares of common stock and the grant of stock appreciation rights, phantom stock awards or stock units. Our Compensation Committee may award such stock-based awards subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

        Tax Withholding.    Participants in the proposed Amended and Restated 2006 Stock Plan are responsible for the payment of any Federal, state or local income taxes, employment taxes or other amounts that we are required by law to withhold upon any option exercise or vesting of awards. We may withhold from the participant's compensation, if any, or may require that the participant make a cash payment to us for the statutory minimum amount of such withholdings, or subject to approval by our Compensation Committee, by transferring to us shares or a promissory note having a value equal to the amount of such taxes.

        Change in Control Provisions.    The proposed Amended and Restated 2006 Stock Plan provides that upon a merger or other reorganization event, our Board of Directors, may, in their sole discretion, take any one or more of the following actions, as to some or all outstanding awards under the plan: (i) provide that all options shall be assumed or substituted by the successor corporation; (ii) upon written notice to a participant, provide that the participant's unexercised options will become exercisable in full and will terminate immediately prior to the consummation of such transaction unless exercised by the participant; (iii) in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options (at prices not in excess of the merger price), and the aggregate exercise price of all such outstanding options (all options being made fully vested and immediately exercisable prior to their termination), in exchange for the termination of such options; and (iv) provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

        In addition, the proposed Amended and Restated 2006 Stock Plan provides that in the event of a change in control where outstanding options are assumed or substituted or in the event of a change in control that does not constitute a corporate transaction under the proposed Amended and Restated 2006 Stock Plan, options will become immediately exercisable in full if on or prior to the date that is six months after the date of the change in control (i) an option holder's service with us or our succeeding corporation is terminated by us or the succeeding corporation without cause, as defined in the proposed Amended and Restated 2006 Stock Plan; (ii) a participant terminates his or her service with us as a result of being required to change the principal location where he or she renders services to a location more than 50 miles from his or her location of service immediately prior to the change in control; or (iii) the participant terminates his or her service after there occurs a material adverse change in a participant's duties, authority or responsibilities which cause such participant's position with us to become of significantly less responsibility or authority than such participant's position was immediately prior to the change in control. The proposed Amended and Restated 2006 Stock Plan provides similar change in control vesting provisions for restricted stock under the plan and allows the Board of Directors to make appropriate adjustments for other stock-based awards. The provisions described above are contained in the Amended and Restated 2006 Stock Plan in effect today and remain unchanged in the proposed Amended and Restated 2006 Stock Plan.

        Amendments and Termination.    Our Board of Directors may at any time amend or discontinue the proposed Amended and Restated 2006 Stock Plan and our Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying any tax or regulatory requirement. However, no such action may adversely affect any rights under any outstanding award without the holder's consent. Any amendments that materially change the terms of the proposed Amended and Restated 2006 Stock Plan, including any amendments that increase the number of shares reserved for issuance under the proposed Amended and Restated 2006 Stock Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the proposed Amended and Restated 2006 Stock Plan, or materially change the method of determining the fair market value of our common stock, will be subject to approval by stockholders.

Duration of 2006 Stock Plan

        The proposed Amended and Restated 2006 Stock Plan will terminate on March 15, 2016.

 Federal Income Tax Information

        The material Federal income tax consequences of the issuance and exercise of stock options and other awards under the proposed Amended and Restated 2006 Stock Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the proposed Amended and Restated 2006 Stock Plan are exempt from or comply with, the rules under Section 409A of the Code related to non-qualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income" of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than the fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee's compensation income.

An optionee's initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.
Stock Grants:
With respect to stock grants under the plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Stock Units:
The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

 Limitation on Our Deductions

        As a result of Section 162(m) of the Code, our deduction for certain awards under the proposed Amended and Restated 2006 Stock Plan may be limited to the extent that a Covered Employee receives compensation in excess of $1,000,000 a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). Grants under the current Amended and Restated 2006 Stock Plan through the Reliance Period are exempt from the cap imposed by Section 162(m) of the Code and all grants made on or after July 30, 2008 are not exempt under Section 162(m) of the Code. If stockholders approve Proposal No. 2, grants under the proposed Amended and Restated 2006 Stock Plan may qualify as performance-based compensation.

        The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to approve the proposed Amended and Restated 2006 Stock Plan.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDED AND RESTATED 2006 STOCK PLAN FOR PURPOSES OF COMPLYING WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3—INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2010. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2009. The Board proposes that the stockholders ratify this appointment. In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent public accountants, the Audit Committee will reconsider its appointment. We expect that a representative of Ernst & Young LLP will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

        On April 14, 2008, the Audit Committee appointed Ernst & Young LLP to audit our financial statements for the fiscal year ending December 31, 2008. During the two fiscal years ended December 31, 2006 and 2007, and the subsequent interim period through April 14, 2008, neither company management, the Audit Committee nor anyone acting on our behalf consulted with Ernst & Young LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K and related instructions).

        Also on April 14, 2008, the Audit Committee dismissed KPMG LLP, who served as our independent registered public accounting firm for the fiscal year ended December 31, 2007. The decision to change accounting firms was approved by the Audit Committee, which subsequently advised the Board of Directors of its decision. The audit reports of KPMG LLP on our consolidated financial statements as of and for the years ended December 31, 2006 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

  •
  KPMG LLP's report on the consolidated financial statements of Synta as of and for the years ended December 31, 2006 and 2007 contained a separate paragraph stating that, "As discussed in Note 2 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 123R, Share-Based Payment, effective January 1, 2006".

        During the two fiscal years ended December 31, 2006 and 2007, and the subsequent interim period through April 14, 2008, there were no (1) "disagreements" with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their report to the subject matter of the disagreement or (2) "reportable events."

Accounting Fees and Services

        The following table presents fees for professional audit services rendered by KPMG LLP and Ernst & Young LLP for the audit of our annual financial statements for the year ended December 31,

2008 and fees billed for other services rendered by KPMG LLP and Ernst & Young LLP during that period.

2008
Audit fees	$369,000
Audit-related fees	—
Tax fees	14,000
All other fees	42,000

Total	$425,000

        The following table presents fees for professional audit services rendered by Ernst &Young LLP for the audit of our annual financial statements for the year ended December 31, 2009 and fees billed for other services rendered by Ernst & Young LLP and KPMG LLP during that period.

2009
Audit fees	$441,000
Audit-related fees	—
Tax fees	—
All other fees	—

Total	$441,000

  Audit Fees

        Audit fees for 2008 included $341,000 for audit services provided by Ernst & Young and $28,000 for audit services provided by KPMG. Audit fees for 2009 included $373,000 for audit services provided by Ernst & Young and $68,000 for audit services provided by KPMG. Audit services were comprised of services associated with the 2008 and 2009 quarterly reviews, annual audits and registration statements, as well as the required audit of the effectiveness of our internal control over financial reporting pursuant to the Sarbanes-Oxley Act of 2002. In addition, audit services for 2009 included the services of Ernst & Young and KPMG in connection with our public offering that was completed in January 2010.

  Tax Fees

        Tax fees for 2008 consisted of $14,000 for services provided by KPMG in connection with tax compliance. Tax services for 2009 were outsourced to a third party service provider.

  All Other Fees

        All other fees for 2008 were comprised of advisory services, including $17,000 for services provided by Ernst & Young and $25,000 for services provided by KPMG.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

        Consistent with policies of the SEC regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Prior to engagement of the independent auditor for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        1.     Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.     Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.     Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

        4.     Other Fees are those associated with services not captured in the other categories.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent public accountants.

        If our stockholders ratify the selection of Ernst & Young LLP, the Audit Committee may still, in its discretion, decide to appoint a different independent auditor at any time during the year ending December 31, 2010, if it concludes that such a change would be in the best interests of Synta and our stockholders. If our stockholders fail to ratify the selection, the Audit Committee will reconsider, but not necessarily rescind, the appointment.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

        We have adopted a code of conduct and ethics that applies to all of our directors, employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on the "Investors—Corporate Governance" section of our website at www.syntapharma.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

        The Board of Directors knows of no other business which will be presented at the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

        To be considered for inclusion in the proxy statement relating to our 2011 Annual Meeting of Stockholders, stockholder proposals must be received no later than January 7, 2011. To be considered for presentation at the 2011 Annual Meeting, although not included in the proxy statement, proposals must be received no earlier than February 21, 2011 and no later than March 23, 2011; provided, however, that in the event that the date of the 2011 Annual Meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which we make a public announcement of the date of such meeting.

        Proposals that are not received in a timely manner will not be voted on at the 2011 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, MA 02421.

        WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR COMPLETE YOUR PROXY BY TELEPHONE OR VIA THE INTERNET, AT YOUR EARLIEST CONVENIENCE.

BY ORDER OF THE BOARD OF DIRECTORS:

Wendy E. Rieder, Esq. Secretary

Lexington, Massachusetts
April 30, 2010

        Our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2009, and which provides additional information about us can be found on the website of the Securities and Exchange Commission at www.sec.gov. It is also available on the "Investors—SEC Filings" section of our website at www.syntapharma.com. You may obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Secretary, Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, MA 02421. Exhibits will be provided upon written request.

Appendix A

SYNTA PHARMACEUTICALS CORP.
AMENDED AND RESTATED
2006 STOCK PLAN

1.    DEFINITIONS.

        Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Synta Pharmaceuticals Corp. 2006 Stock Plan, have the following meanings:

          Administrator  means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

          Affiliate  means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

          Agreement  means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

          Board of Directors  means the Board of Directors of the Company.

          Change of Control  means the occurrence of any of the following events:

    (i)
    Ownership. Any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

    (ii)
    Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; (B) or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

    (iii)
    Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of March 15, 2006, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

          Code means the United States Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

          Committee  means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan, the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

          Common Stock means shares of the Company's common stock, $.0001 par value per share.

          Company  means Synta Pharmaceuticals Corp., a Delaware corporation.

          Disability  or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

          Employee  means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

          Fair Market Value  of a Share of Common Stock means:

    (1)
    If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

    (2)
    If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

    (3)
    If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

          ISO  means an option meant to qualify as an incentive stock option under Section 422 of the Code.

          Non-Qualified Option  means an option which is not intended to qualify as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.

          Participant  means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Performance-Based Award  means a Stock Grant or Stock—Based Award as set forth in Paragraph 9 hereof.

          Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; and (xiii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

          Plan  means this Amended and Restated Synta Pharmaceuticals Corp. 2006 Stock Plan.

          Shares  means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

          Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may structure to qualify in whole or in part as "performance-based compensation" under Section 162(m) of the Code.

          Stock Grant  means a grant by the Company of Shares under the Plan, which the Committee may structure to qualify in whole or in part as "performance-based compensation" under Section 162(m) of the Code.

          Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

          Survivor  means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

2.    PURPOSES OF THE PLAN.

        The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.    SHARES SUBJECT TO THE PLAN.

        (a)   The number of Shares which may be issued from time to time pursuant to this Plan, shall be 2,500,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan.

        (b)   Notwithstanding Subparagraph (a) above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2008, and ending on the second day of fiscal year 2016, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 1,300,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan; (ii) 5% of the number of outstanding shares of Common Stock on such date; and (iii) an amount determined by the Board. However, in no event shall the number of Shares available for issuance under this Plan be increased as set forth in this Subparagraph (c) to the extent such increase, in addition to any other increases proposed by the Board in the number of shares of Common Stock available for issuance under all other employee or director stock plans, including, without limitation, employee stock purchase plans, would result in the total number of shares of Common Stock then available for issuance under all employee and director stock plans exceeding 25% of the outstanding shares of the Company on the first day of the applicable fiscal year.

        (c)   If an Option ceases to be outstanding, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company's tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.    ADMINISTRATION OF THE PLAN.

        The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation to fail to so qualify under Section 162(m).

        Subject to the provisions of the Plan, the Administrator is authorized to:

  a.
  Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

  b.
  Determine which Employees, directors and consultants shall be granted Stock Rights;

  c.
  Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall Stock Rights with respect to more than 500,000 Shares be granted to any Participant in any fiscal year;

  d.
  Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

  e.
  Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;

  f.
  Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, to accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant's consent;

  g.
  Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code;

  h.
  Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

  i.
  Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

        To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

5.    ELIGIBILITY FOR PARTICIPATION.

        The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified

Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.    TERMS AND CONDITIONS OF OPTIONS.

        Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

        A.    Non-Qualified Options:    Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

          a.    Option Price:    Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

          b.    Number of Shares:    Each Option Agreement shall state the number of Shares to which it pertains.

          c.    Option Periods:    Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

          d.    Option Conditions:    Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

    i.
    The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

    ii.
    The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

        B.    ISOs:    Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

          a.    Minimum standards:    The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above.

          b.    Option Price:    Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

    i.
    Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

    ii.
    More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

          c.    Term of Option:    For Participants who own:

    i.
    Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide; or

    ii.
    More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

          d.    Limitation on Yearly Exercise:    The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.    TERMS AND CONDITIONS OF STOCK GRANTS.

        Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

  (a)
  Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

  (b)
  Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

  (c)
  Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time or attainment of Performance Goals upon which such rights shall accrue and the purchase price therefor, if any.

8.    TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

        The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

9.    PERFORMANCE-BASED AWARDS.

        Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

10.    EXERCISE OF OPTIONS AND ISSUE OF SHARES.

        An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above, or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

        The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

        The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 28) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

        The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

11.    ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

        A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above, or (e) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine.

        The Company shall then, if required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

        The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant.

12.    RIGHTS AS A SHAREHOLDER.

        No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company's share register in the name of the Participant.

13.    ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

        By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

        Except as otherwise provided in a Participant's Option Agreement in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

  a.
  A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

  b.
  Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three (3) months after the Participant's termination of employment.

  c.
  The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

  d.
  Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

  e.
  A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

  f.
  Except as required by law or as set forth in a Participant's Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

15.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".

        Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

  a.
  All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

  b.
  For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, inventions assignment, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

  c.
  "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

  d.
  Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

16.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

        Except as otherwise provided in a Participant's Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

  a.
  To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

  b.
  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

        A Disabled Participant may exercise such rights only within the period ending one (1) year after the date of the Participant's Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

        The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.    EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

        Except as otherwise provided in a Participant's Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

  a.
  To the extent that the Option has become exercisable but has not been exercised on the date of death; and

  b.
  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

        If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

18.    EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

        In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

        For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

        In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

19.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

        Except as otherwise provided in a Participant's Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all forfeiture provisions or the Company's rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company's forfeiture or repurchase rights have not lapsed.

20.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".

        Except as otherwise provided in a Participant's Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause":

  a.
  All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

  b.
  For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, inventions assignment, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

  c.
  "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.

  d.
  Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

21.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

        Except as otherwise provided in a Participant's Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

        The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.    EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

        Except as otherwise provided in a Participant's Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant's death.

23.    PURCHASE FOR INVESTMENT.

        Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

  a.
  The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

      "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

  b.
  At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

24.    DISSOLUTION OR LIQUIDATION OF THE COMPANY.

        Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.    ADJUSTMENTS.

        Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant's Agreement:

        A.    Stock Dividends and Stock Splits.    If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a), 3(b) and

4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.

        B.    Corporate Transactions.    If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised, within a specified number of days of the date of such notice at the end of which period the Options shall terminate (all Options shall for purposes of this clause (ii) be made fully vested and exercisable immediately prior to their termination); or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options over the exercise price thereof (all Options shall for purposes of this clause (iii) be made fully vested and immediately exercisable immediately prior to their termination).

        With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares (without regard to repurchase rights of the Company) subject to such Stock Grants over the purchase price thereof, if any.

        C.    Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of the Company, other than a Corporate Transaction, pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

        D.    Adjustments to Stock-Based Awards.    Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25 and, subject to Paragraph 4, its determination shall be conclusive.

        E.    Modification of ISOs.    Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(B)(d).

        F.    Modification of Performance-Based Awards.    Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as "performance based compensation" under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

        G.    Change of Control.    In the event of either

          (A)  a Corporate Transaction that also constitutes a Change of Control, where outstanding options are assumed or substituted in accordance with the first paragraph of Subparagraph B clause (i) above and, with respect to Stock Grants, in accordance with the second paragraph of Subparagraph B clause (i); or

          (B)  a Change of Control that does not also constitute a Corporate Transaction,

if within six months after the date of such Change of Control, (i) a Participant's service is terminated by the Company or an Affiliate for any reason other than Cause; or (ii) a Participant terminates his or her service as a result of being required to change the principal location where he or she renders services to a location more than 50 miles from his or her location of employment or consultancy immediately prior to the Change of Control; or (iii) the Participant terminates his or her service after there occurs a material adverse change in a Participant's duties, authority or responsibilities which causes such Participant's position with the Company to become of significantly less responsibility or authority than such Participant's position was immediately prior to the Change of Control, then all of such Participant's Options outstanding under the Plan shall become fully vested and immediately exercisable as of the date of termination of such Participant, unless in any such case an Option has otherwise expired or been terminated pursuant to its terms or the terms of the Plan and any repurchase rights of the Company with respect to outstanding Stock Grants that have not lapsed or expired prior to such Change of Control shall terminate as of the date of termination of such Participant.

26.    ISSUANCES OF SECURITIES.

        Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.    FRACTIONAL SHARES.

        No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.    CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

        The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such

Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.    WITHHOLDING.

        In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 30) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

30.    NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

        Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a "Disqualifying Disposition" of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.    TERMINATION OF THE PLAN.

        The Plan will terminate on March 15, 2016 the date which is ten (10) years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

32.    AMENDMENT OF THE PLAN AND AGREEMENTS.

        The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code; to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers; and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the

Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 32 shall limit the Administrator's authority to take any action permitted pursuant to Paragraph 25.

33.    EMPLOYMENT OR OTHER RELATIONSHIP.

        Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.    GOVERNING LAW.

        This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 016WKB 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title as such. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposal 2 and FOR Proposal 3. Change of Address — Please print new address below. 01 - Safi R. Bahcall, Ph.D. 02 - Bruce Kovner 1. Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate): For Withhold For Withhold For Against Abstain 2. Proposal to approve the Amended and Restated 2006 Stock Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended. For Against Abstain 3. Proposal to ratify the selection of Ernst & Young LLP as independent public accountants for the fiscal year ending December 31, 2010. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 0 2 5 4 4 5 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 1234 5678 9012 345 <STOCK#> [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.[1] Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 17, 2010. Vote by Internet • Log on to the Internet and go to www.investorvote.com/SNTA • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

45 HARTWELL AVENUE LEXINGTON, MA 02421 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 17, 2010 SYNTA PHARMACEUTICALS CORP. BOARD OF DIRECTORS SOLICITS THIS PROXY The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 30, 2010 in connection with the Annual Meeting of Stockholders to be held at 9:00 a.m. EST on Thursday, June 17, 2010 at the offices of Synta Pharmaceuticals Corp. at 45 Hartwell Avenue, Lexington, MA 02421 and hereby appoints Safi R. Bahcall and Keith S. Ehrlich, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Synta Pharmaceuticals Corp. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy. This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the election of the nominees for director, FOR the approval of the Amended and Restated 2006 Stock Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, and FOR the ratification of the selection of Ernst & Young LLP as independent public accountants for the fiscal year ending December 31, 2010. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE! . Proxy — SYNTA PHARMACEUTICALS CORP. [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.